UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Corporate Income Shares (the “Fund”) for the annual reporting period ended April 30, 2016. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is to earn high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays US Credit Bond Index, for the six- and 12-month periods ended April 30, 2016.

The Fund underperformed its benchmark for both periods. Security selection detracted from relative performance in both periods, mainly within the basics and technology sectors. Insurance sector positioning also detracted in the six-month period, while security selection in energy weighed on performance for the 12-month period. Sector positioning, including an overweight in basics, detracted during both periods. An overweight position in the energy sector detracted in the 12-month period, as the sector generally struggled due to plunging oil prices, though an underweight to the sector detracted in the six-month period as the sector began to rally on oil-price stabilization at the end of the first quarter. An overweight in the insurance sector and an exposure to Treasuries also dragged on returns in the six-month period, though an overweight in the telecommunications sector helped performance in both periods. An underweight in agencies (non-government guaranteed) detracted in the 12-month period. Although yield-curve positioning

AB CORPORATE INCOME SHARES •	1

did not have a meaningful impact on overall returns in the six-month period, it contributed to performance in the 12-month period as gains from an overweight in the intermediate part of the curve more than offset losses from an underweight in longer maturities.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes during both periods, which had an immaterial impact on performance, in absolute terms.

Market Review and Investment Strategy

Bond markets were volatile over the six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed- and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stop-gap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period, though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and the ECB, dipping into negative rate territory.

Economic activity in emerging-market economies continued to slow: Asia struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities. Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

2	• AB CORPORATE INCOME SHARES

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB CORPORATE INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB CORPORATE INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB CORPORATE INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Corporate Income Shares	3.65%	2.12%

Barclays US Credit Bond Index	4.15%	2.77%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/11/06* TO 4/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 12/11/06* to 4/30/16) as compared to the performance of the Fund’s benchmark.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB CORPORATE INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
NAV Returns

1 Year	2.12%
5 Years	5.14%
Since Inception*	6.22%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns

1 Year	0.34%
5 Years	5.28%
Since Inception*	6.13%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB CORPORATE INCOME SHARES •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,036.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

8	• AB CORPORATE INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $63.3

*	All data are as of April 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB CORPORATE INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 90.2%
Industrial – 50.4%
Basic – 4.1%
Agrium, Inc. 3.375%, 3/15/25	$45	$44,644
Alpek SAB de CV 4.50%, 11/20/22(a)	200	204,750
Barrick Gold Corp. 4.10%, 5/01/23	48	49,564
Barrick North America Finance LLC 4.40%, 5/30/21	108	115,118
BHP Billiton Finance USA Ltd. 6.42%, 3/01/26	67	79,947
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	206,341
CF Industries, Inc. 7.125%, 5/01/20	130	149,364
Dow Chemical Co. (The) 4.25%, 11/15/20	186	202,581
Eastman Chemical Co. 3.80%, 3/15/25	160	165,810
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	123,959
Glencore Funding LLC 2.125%, 4/16/18(a)	79	76,462
4.00%, 4/16/25(a)	50	43,500
LyondellBasell Industries NV 5.00%, 4/15/19	230	248,181
6.00%, 11/15/21	200	234,760
Monsanto Co. 3.375%, 7/15/24	145	148,918
3.95%, 4/15/45	70	62,184
Mosaic Co. (The) 5.625%, 11/15/43	65	69,875
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25	262	268,562
Weyerhaeuser Co. 4.625%, 9/15/23	120	130,500

		2,625,020

Capital Goods – 1.8%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)	76	78,667
Caterpillar Financial Services Corp. Series G 1.70%, 6/16/18	200	202,016
General Electric Co. 5.875%, 1/14/38	140	184,578
Series D 5.00%, 1/21/21(b)	104	108,030

10	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	$130	$129,738
Owens Corning 7.00%, 12/01/36(c)	110	128,747
9.00%, 6/15/19	210	243,736
Yamana Gold, Inc. 4.95%, 7/15/24	48	44,150

		1,119,662

Communications - Media – 5.8%
21st Century Fox America, Inc. 4.75%, 9/15/44	20	21,364
4.95%, 10/15/45	40	44,363
7.43%, 10/01/26	55	70,312
8.875%, 4/26/23	125	168,200
CBS Corp. 3.375%, 3/01/22	72	75,213
4.90%, 8/15/44	80	80,527
5.75%, 4/15/20	125	142,614
CCO Safari II LLC 4.908%, 7/23/25(a)	150	161,707
6.484%, 10/23/45(a)	120	141,765
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	155,858
Comcast Corp. 5.15%, 3/01/20	165	187,177
5.70%, 5/15/18	100	109,276
Discovery Communications LLC 4.875%, 4/01/43	84	75,343
Grupo Televisa SAB 4.625%, 1/30/26	200	213,038
Moody’s Corp. 2.75%, 7/15/19	79	80,792
Omnicom Group, Inc. 3.60%, 4/15/26	102	106,197
S&P Global, Inc. 4.00%, 6/15/25	140	148,279
4.40%, 2/15/26	111	122,935
Scripps Networks Interactive, Inc. 2.75%, 11/15/19	68	69,086
TCI Communications, Inc. 7.875%, 2/15/26	250	352,784
Time Warner Cable, Inc. 4.50%, 9/15/42	65	60,892
5.875%, 11/15/40	30	32,309
6.55%, 5/01/37	39	44,881
Time Warner, Inc. 3.60%, 7/15/25	250	261,145
4.00%, 1/15/22	140	150,261

AB CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

4.70%, 1/15/21	$60	$66,576
6.25%, 3/29/41	85	103,548
Viacom, Inc. 3.875%, 12/15/21-4/01/24	289	300,340
Walt Disney Co. (The) Series E 4.125%, 12/01/41	145	156,421

		3,703,203

Communications - Telecommunications – 6.7%
America Movil SAB de CV 5.00%, 3/30/20	120	132,556
American Tower Corp. 3.40%, 2/15/19	40	41,260
4.00%, 6/01/25	95	99,618
4.50%, 1/15/18	40	41,814
5.05%, 9/01/20	120	131,338
7.25%, 5/15/19	150	170,409
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	150,318
AT&T, Inc. 3.00%, 2/15/22-6/30/22	615	628,482
3.80%, 3/15/22	90	95,328
3.875%, 8/15/21	230	246,636
4.45%, 4/01/24	330	359,531
BellSouth LLC 6.55%, 6/15/34	145	164,054
British Telecommunications PLC 9.625%, 12/15/30	85	136,647
Telefonica Emisiones SAU 3.192%, 4/27/18	175	180,182
5.462%, 2/16/21	145	164,876
Verizon Communications, Inc. 2.625%, 2/21/20	215	221,530
3.50%, 11/01/21	585	622,953
3.85%, 11/01/42	245	223,733
4.272%, 1/15/36	185	186,029
4.862%, 8/21/46	154	165,043
Vodafone Group PLC 4.375%, 2/19/43	70	66,175

		4,228,512

Consumer Cyclical - Automotive – 3.2%
BMW US Capital LLC 2.00%, 4/11/21(a)	315	316,482
Ford Motor Co. 6.50%, 8/01/18	225	246,469
Ford Motor Credit Co. LLC 2.24%, 6/15/18	250	251,674
5.875%, 8/02/21	575	663,768

12	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

General Motors Co. 4.875%, 10/02/23	$170	$181,987
General Motors Financial Co., Inc. 3.50%, 7/10/19	230	237,833
4.00%, 1/15/25	46	46,369
4.30%, 7/13/25	50	51,525

		1,996,107

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 1.875%, 12/15/17	180	180,777

Consumer Cyclical - Other – 0.4%
Marriott International, Inc./MD 3.00%, 3/01/19	151	154,774
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	115,113

		269,887

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 2.10%, 12/07/18	42	42,888

Consumer Cyclical - Retailers – 2.0%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	122,074
CVS Health Corp. 5.125%, 7/20/45	85	99,335
Dollar General Corp. 4.15%, 11/01/25	114	120,944
Gap, Inc. (The) 5.95%, 4/12/21	100	106,645
Home Depot, Inc. (The) 5.40%, 9/15/40	130	162,107
5.875%, 12/16/36	30	39,433
Kohl’s Corp. 4.25%, 7/17/25	102	100,708
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	154	157,831
Wal-Mart Stores, Inc. 5.25%, 9/01/35	125	156,151
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	193	200,305

		1,265,533

Consumer Non-Cyclical – 12.4%
Abbott Laboratories 6.15%, 11/30/37	120	156,326
AbbVie, Inc. 1.75%, 11/06/17	245	246,265
2.90%, 11/06/22	100	102,168

AB CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

3.60%, 5/14/25	$59	$61,821
4.70%, 5/14/45	60	63,724
Actavis Funding SCS 3.00%, 3/12/20	90	91,930
Actavis, Inc. 1.875%, 10/01/17	130	130,367
Altria Group, Inc. 4.75%, 5/05/21	370	419,268
Amgen, Inc. 3.45%, 10/01/20	175	187,364
4.40%, 5/01/45	90	93,490
Anheuser-Busch InBev Finance, Inc. 3.30%, 2/01/23	351	365,809
3.65%, 2/01/26	120	126,491
Baxalta, Inc. 5.25%, 6/23/45(a)	100	107,960
Becton Dickinson and Co. 2.675%, 12/15/19	42	43,097
3.25%, 11/12/20	79	82,109
3.734%, 12/15/24	36	38,323
Biogen, Inc. 3.625%, 9/15/22	92	98,166
4.05%, 9/15/25	90	96,764
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	104	106,898
Celgene Corp. 3.625%, 5/15/24	110	114,606
3.875%, 8/15/25	100	105,353
ConAgra Foods, Inc. 3.20%, 1/25/23	32	32,320
5.819%, 6/15/17	200	209,466
Eli Lilly & Co. 5.55%, 3/15/37	36	45,397
Express Scripts Holding Co. 4.75%, 11/15/21	85	93,456
Forest Laboratories LLC 4.375%, 2/01/19(a)	105	110,812
Gilead Sciences, Inc. 1.85%, 9/04/18	245	249,267
4.60%, 9/01/35	100	109,673
Glaxosmithkline Capital, Inc. 4.20%, 3/18/43	115	125,088
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	100	107,500
Imperial Brands Finance PLC 2.95%, 7/21/20(a)	200	206,131
JM Smucker Co. (The) 2.50%, 3/15/20	42	42,887
3.00%, 3/15/22	65	67,257

14	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Johnson & Johnson 4.50%, 12/05/43	$80	$95,602
Kimberly-clark Corp. 6.625%, 8/01/37	110	157,067
Kraft Heinz Foods Co. 3.50%, 6/06/22	381	404,264
Laboratory Corp. of America Holdings 3.20%, 2/01/22	42	42,762
3.60%, 2/01/25	41	41,790
McKesson Corp. 7.50%, 2/15/19	105	120,974
Medco Health Solutions, Inc. 7.125%, 3/15/18	220	241,716
Medtronic, Inc. 2.50%, 3/15/20	150	155,086
3.15%, 3/15/22	130	138,400
Merck & Co., Inc. 4.15%, 5/18/43	110	121,084
Mylan NV 3.75%, 12/15/20(a)	146	151,047
Mylan, Inc. 2.60%, 6/24/18	140	141,007
Newell Brands, Inc. 3.15%, 4/01/21	33	34,180
3.85%, 4/01/23	157	164,162
PepsiCo, Inc. 1.25%, 4/30/18	230	231,022
Perrigo Co. PLC 4.00%, 11/15/23	200	204,889
Procter & Gamble Co. (The) 5.80%, 8/15/34	175	234,328
Reynolds American, Inc. 3.25%, 6/12/20	57	59,770
4.85%, 9/15/23	40	45,530
Stryker Corp. 2.625%, 3/15/21	43	44,174
Tyson Foods, Inc. 2.65%, 8/15/19	24	24,637
3.95%, 8/15/24	75	80,973
4.50%, 6/15/22	110	121,731
Unilever Capital Corp. 5.90%, 11/15/32	115	155,029
Whirlpool Corp. 3.70%, 3/01/23	120	125,402
Wyeth LLC 6.00%, 2/15/36	100	128,163
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	90	91,615
3.55%, 4/01/25	70	71,929

		7,865,886

AB CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 6.6%
Anadarko Petroleum Corp. 6.20%, 3/15/40	$35	$36,958
6.375%, 9/15/17	34	36,100
Apache Corp. 4.25%, 1/15/44	105	96,102
Boardwalk Pipelines LP 4.95%, 12/15/24	65	60,595
Canadian Natural Resources Ltd. 3.90%, 2/01/25	80	75,623
ConocoPhillips Co. 5.95%, 3/15/46	45	54,498
ConocoPhillips Holding Co. 6.95%, 4/15/29	101	121,548
Devon Energy Corp. 5.00%, 6/15/45	100	86,051
Enbridge Energy Partners LP 4.20%, 9/15/21	100	97,932
Encana Corp. 3.90%, 11/15/21	70	64,050
Energy Transfer Partners LP 3.60%, 2/01/23	31	28,384
4.65%, 6/01/21	75	74,548
EnLink Midstream Partners LP 5.05%, 4/01/45	95	71,401
Enterprise Products Operating LLC 3.70%, 2/15/26	90	91,541
3.75%, 2/15/25	140	144,460
4.90%, 5/15/46	45	45,548
5.25%, 1/31/20	140	153,487
Halliburton Co. 3.375%, 11/15/22	160	162,999
Hess Corp. 3.50%, 7/15/24	36	34,052
7.875%, 10/01/29	59	66,829
Husky Energy, Inc. 3.95%, 4/15/22	50	50,245
Kinder Morgan Energy Partners LP 4.15%, 2/01/24	170	164,123
5.30%, 9/15/20	200	211,057
Kinder Morgan, Inc./DE 5.05%, 2/15/46	100	88,787
Marathon Oil Corp. 3.85%, 6/01/25	70	62,542
6.80%, 3/15/32	35	34,159
Marathon Petroleum Corp. 5.125%, 3/01/21	120	130,119

16	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Noble Energy, Inc. 3.90%, 11/15/24	$100	$99,425
4.15%, 12/15/21	65	66,332
5.625%, 5/01/21	80	82,210
ONEOK Partners LP 3.375%, 10/01/22	55	51,789
4.90%, 3/15/25	30	30,330
Phillips 66 4.30%, 4/01/22	54	58,698
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	91	81,600
4.65%, 10/15/25	90	85,800
Regency Energy Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22	310	304,092
Schlumberger Holdings Corp. 3.00%, 12/21/20(a)	120	123,404
3.625%, 12/21/22(a)	120	125,019
Spectra Energy Capital LLC 8.00%, 10/01/19	23	26,419
Spectra Energy Partners LP 2.95%, 9/25/18	77	77,994
4.50%, 3/15/45	50	47,734
4.60%, 6/15/21	75	80,090
Suncor Energy, Inc. 6.50%, 6/15/38	27	31,791
Valero Energy Corp. 6.125%, 2/01/20	70	78,011
6.625%, 6/15/37	67	75,294
Western Gas Partners LP 3.95%, 6/01/25	89	80,017
Williams Partners LP 3.60%, 3/15/22	200	180,563
3.90%, 1/15/25	69	60,444

		4,190,794

Services – 0.6%
Amazon.com, Inc. 4.80%, 12/05/34	135	153,571
eBay, Inc. 2.50%, 3/09/18	68	69,258
Visa, Inc. 2.80%, 12/14/22	150	156,464

		379,293

Technology – 5.4%
Apple, Inc. 2.85%, 5/06/21	175	183,905
3.45%, 2/09/45	210	191,355
Cisco Systems, Inc. 1.65%, 6/15/18	245	248,352
3.50%, 6/15/25	150	164,504

AB CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fidelity National Information Services, Inc. 3.875%, 6/05/24	$245	$250,319
Hewlett Packard Enterprise Co. 4.40%, 10/15/22(a)	215	227,189
HP, Inc. 3.75%, 12/01/20	14	14,710
4.30%, 6/01/21	80	84,119
4.375%, 9/15/21	25	26,329
4.65%, 12/09/21	89	95,036
Intel Corp. 3.70%, 7/29/25	120	131,964
4.90%, 7/29/45	45	51,524
International Business Machines Corp. 2.25%, 2/19/21	125	127,793
KLA-Tencor Corp. 4.65%, 11/01/24	134	139,906
Lam Research Corp. 2.75%, 3/15/20	115	115,296
Microsoft Corp. 3.50%, 2/12/35	310	310,475
Oracle Corp. 3.875%, 7/15/20	250	273,878
3.90%, 5/15/35	175	179,185
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25	255	196,473
4.875%, 6/01/27(a)	80	56,242
Texas Instruments, Inc. 1.75%, 5/01/20	115	115,444
Total System Services, Inc. 2.375%, 6/01/18	105	105,052
3.80%, 4/01/21	66	68,512
Xerox Corp. 2.80%, 5/15/20	95	91,346

		3,448,908

Transportation - Railroads – 0.5%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	94,489
CSX Corp. 4.40%, 3/01/43	180	189,650

		284,139

Transportation - Services – 0.5%
FedEx Corp. 4.10%, 2/01/45	80	79,913
8.00%, 1/15/19	40	46,707
Ryder System, Inc. 2.50%, 3/01/18	185	187,439
5.85%, 11/01/16	28	28,654

		342,713

		31,943,322

18	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 35.8%
Banking – 22.7%
Abbey National Treasury Services PLC/United Kingdom 2.375%, 3/16/20	$115	$115,629
ABN AMRO Bank NV Series E 6.25%, 9/13/22(a)	255	267,705
American Express Co. 6.80%, 9/01/66	79	78,753
Bank of America Corp. 3.875%, 8/01/25	125	129,806
4.00%, 1/22/25	465	465,701
4.10%, 7/24/23	200	212,838
4.20%, 8/26/24	60	61,105
5.00%, 5/13/21	235	261,135
Series G 3.30%, 1/11/23	140	142,280
Barclays PLC 3.65%, 3/16/25	200	191,942
BB&T Corp. 5.25%, 11/01/19	275	300,682
BPCE SA 5.15%, 7/21/24(a)	200	205,660
Capital One Bank USA, NA 3.375%, 2/15/23	275	276,729
Citigroup, Inc. 3.50%, 5/15/23	170	171,907
3.70%, 1/12/26	245	252,607
3.875%, 3/26/25	90	89,501
5.875%, 1/30/42	110	136,388
Compass Bank 2.75%, 9/29/19	250	249,664
3.875%, 4/10/25	250	236,571
5.50%, 4/01/20	110	115,989
Cooperatieve Rabobank UA 4.375%, 8/04/25	250	261,462
11.00%, 6/30/19(a)(b)	130	158,438
Credit Suisse AG/New York NY 5.30%, 8/13/19	110	120,774
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20	250	248,193
Discover Bank/Greenwood DE 3.10%, 6/04/20	250	254,522
Fifth Third Bancorp 3.50%, 3/15/22	31	32,285
5.45%, 1/15/17	105	107,604
Goldman Sachs Group, Inc. (The) 2.375%, 1/22/18	130	131,644
3.75%, 5/22/25	95	97,633

AB CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

3.85%, 7/08/24	$350	$364,208
4.25%, 10/21/25	205	209,319
Series D 6.00%, 6/15/20	480	546,726
Series G 7.50%, 2/15/19	75	86,083
HSBC Holdings PLC 4.875%, 1/14/22	350	384,849
HSBC USA, Inc. 2.75%, 8/07/20	300	304,591
Huntington National Bank (The) 2.00%, 6/30/18	300	301,465
JPMorgan Chase & Co. 3.125%, 1/23/25	440	441,197
3.875%, 9/10/24	110	113,661
3.90%, 7/15/25	120	127,176
KeyBank NA/Cleveland OH 2.35%, 3/08/19	250	253,022
Lloyds Banking Group PLC 4.582%, 12/10/25(a)	200	200,523
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26	200	210,150
Morgan Stanley 2.65%, 1/27/20	177	179,567
2.80%, 6/16/20	200	203,920
5.625%, 9/23/19	604	672,270
Series G 4.00%, 7/23/25	103	108,366
4.35%, 9/08/26	50	51,666
5.50%, 7/24/20	395	441,952
6.625%, 4/01/18	100	109,088
Northgroup Preferred Capital Corp. 6.378%, 10/15/17(a)(b)	68	68,510
People’s United Financial, Inc. 3.65%, 12/06/22	83	83,363
PNC Bank NA 4.875%, 9/21/17	400	417,282
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)	100	100,250
Regions Financial Corp. 2.00%, 5/15/18	300	299,591
Santander Holdings USA, Inc. 2.65%, 4/17/20	200	199,289
3.45%, 8/27/18	130	133,302
Standard Chartered PLC 6.409%, 1/30/17(a)(b)	100	93,500
State Street Corp. 4.956%, 3/15/18	240	251,522

20	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SunTrust Bank/Atlanta GA 7.25%, 3/15/18	$145	$159,000
Synchrony Financial 2.70%, 2/03/20	110	110,013
3.75%, 8/15/21	200	205,851
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)	200	205,100
US Bank NA/Cincinnati OH 1.45%, 1/29/18	310	311,672
Wells Fargo & Co. 3.30%, 9/09/24	200	206,122
Series G 4.30%, 7/22/27	150	159,983
Series N 2.15%, 1/30/20	375	379,293
Wells Fargo Bank NA 1.65%, 1/22/18	310	312,531
Zions BanCorporation 4.50%, 6/13/23	13	13,150

		14,394,270

Brokerage – 0.2%
TD Ameritrade Holding Corp. 2.95%, 4/01/22	115	118,191

Insurance – 7.8%
Allstate Corp. (The) 3.15%, 6/15/23	200	207,508
6.125%, 5/15/37	78	75,270
American International Group, Inc. 3.75%, 7/10/25	225	227,998
8.175%, 5/15/58	65	81,738
Anthem, Inc. 7.00%, 2/15/19	255	290,140
Aon Corp. 8.205%, 1/01/27	100	128,000
Aon PLC 4.60%, 6/14/44	70	70,004
Assurant, Inc. 2.50%, 3/15/18	105	105,104
Cigna Corp. 4.00%, 2/15/22	175	187,299
7.875%, 5/15/27	65	88,268
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	42	52,918
Hartford Financial Services Group, Inc. (The) 5.375%, 3/15/17	190	196,690
5.50%, 3/30/20	100	111,586
6.10%, 10/01/41	45	53,622
Humana, Inc. 7.20%, 6/15/18	180	199,980

AB CORPORATE INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 3.35%, 3/09/25	$265	$259,450
4.85%, 6/24/21	200	218,492
8.75%, 7/01/19	82	97,737
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	175,800
MetLife, Inc. Series C 5.25%, 6/15/20(b)	79	76,922
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	132,911
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	111,196
Principal Financial Group, Inc. 1.85%, 11/15/17	170	170,575
Progressive Corp. (The) 6.70%, 6/15/37	112	105,717
Prudential Financial, Inc. 4.50%, 11/15/20	239	261,904
5.375%, 5/15/45	200	203,300
5.625%, 6/15/43	74	77,128
Series B 5.75%, 7/15/33	135	154,063
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	141,028
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	114,698
UnitedHealth Group, Inc. 1.40%, 10/15/17	245	246,147
3.875%, 10/15/20	170	184,213
XLIT Ltd. 5.50%, 3/31/45	70	68,450
6.25%, 5/15/27	75	87,099

		4,962,955

REITS – 5.1%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	102,005
Brixmor Operating Partnership LP 3.875%, 8/15/22	65	65,698
EPR Properties 5.25%, 7/15/23	175	182,022
Essex Portfolio LP 3.25%, 5/01/23	56	56,582
3.375%, 1/15/23	125	127,064
HCP, Inc. 6.70%, 1/30/18	160	172,496
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	140	138,822
Hospitality Properties Trust 5.00%, 8/15/22	210	222,116

22	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Host Hotels & Resorts LP Series D 3.75%, 10/15/23	$91	$90,071
Kimco Realty Corp. 6.875%, 10/01/19	70	80,650
Mid-America Apartments LP 3.75%, 6/15/24	115	117,097
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	105,268
Realty Income Corp. 5.75%, 1/15/21	210	238,287
Simon Property Group LP 2.20%, 2/01/19	183	186,775
Trust F/1401 5.25%, 12/15/24(a)	230	238,625
Ventas Realty LP 4.125%, 1/15/26	120	125,586
Ventas Realty LP/Ventas Capital Corp. 2.00%, 2/15/18	216	216,615
Vornado Realty LP 5.00%, 1/15/22	215	233,691
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	148,666
Welltower, Inc. 2.25%, 3/15/18	107	107,957
4.00%, 6/01/25	85	87,164
5.25%, 1/15/22	140	155,201

		3,198,458

		22,673,874

Utility – 4.0%
Electric – 3.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	194,447
CMS Energy Corp. 6.25%, 2/01/20	165	188,822
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	109,744
Series 07-A 6.30%, 8/15/37	30	38,574
Dominion Resources, Inc./VA 4.70%, 12/01/44	135	143,705
Duke Energy Corp. 2.10%, 6/15/18	245	247,038
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24	33	34,593
Entergy Corp. 4.00%, 7/15/22	153	163,060
Exelon Corp. 5.10%, 6/15/45(a)	250	283,257

AB CORPORATE INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Exelon Generation Co. LLC 4.00%, 10/01/20	$185	$194,252
4.25%, 6/15/22	150	158,079
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)	196	210,451
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	55,614
PacifiCorp 6.00%, 1/15/39	70	90,990
Potomac Electric Power Co. 6.50%, 11/15/37	65	88,352
Southern Power Co. 4.15%, 12/01/25	97	101,334
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)	15	15,727

		2,318,039

Natural Gas – 0.3%
AGL Capital Corp. 5.25%, 8/15/19	105	113,822
NiSource Finance Corp. 6.80%, 1/15/19	100	112,763

		226,585

		2,544,624

Total Corporates – Investment Grade (cost $55,694,864)		57,161,820

GOVERNMENTS – TREASURIES – 4.8%
United States – 4.8%
U.S. Treasury Bonds 2.875%, 8/15/45	205	213,897
3.125%, 11/15/41-2/15/42	565	622,983
3.625%, 8/15/43-2/15/44	1,560	1,877,835
U.S. Treasury Notes 1.625%, 2/15/26	140	137,572
2.00%, 7/31/22	210	216,037

Total Governments – Treasuries (cost $2,878,648)		3,068,324

CORPORATES – NON-INVESTMENT GRADE – 1.1%
Industrial – 0.7%
Basic – 0.2%
Freeport-McMoRan, Inc. 3.55%, 3/01/22	120	100,200

Energy – 0.5%
Cenovus Energy, Inc. 5.70%, 10/15/19	213	220,857

24	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	$90	$65,132
Transocean, Inc. 7.125%, 12/15/21(d)	45	36,675

		322,664

		422,864

Financial Institutions – 0.2%
Banking – 0.1%
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	103,867

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	44,068

		147,935

Utility – 0.2%
Electric – 0.2%
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)	115	121,952

Total Corporates – Non-Investment Grade (cost $736,485)		692,751

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Mexico – 0.8%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23	372	351,674
4.875%, 1/24/22	95	95,713
5.50%, 6/27/44	15	13,200
6.625%, 6/15/35	70	71,050

Total Quasi-Sovereigns (cost $554,931)		531,637

	Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.6%
Banking – 0.3%
US Bancorp 6.00%	6,550	172,986

Insurance – 0.3%
Allstate Corp. (The) 5.10%	6,950	181,047

Total Preferred Stocks (cost $360,042)		354,033

AB CORPORATE INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.1%
Petrobras Global Finance BV 5.375%, 1/27/21	$50	$44,437

Colombia – 0.1%
Ecopetrol SA 5.875%, 9/18/23	77	77,000

Total Governments – Sovereign Agencies (cost $129,539)		121,437

SHORT-TERM INVESTMENTS – 2.2%
Time Deposit – 2.2%
State Street Time Deposit 0.01%, 5/02/16 (cost $1,365,757)	1,366	1,365,757

Total Investments – 99.9% (cost $61,720,266)		63,295,759
Other assets less liabilities – 0.1%		46,634

Net Assets – 100.0%		$63,342,393

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$320	5/02/34	3 Month LIBOR	3.363%	$70,966
Citigroup Global Markets, Inc./(CME Group)	60	11/04/44	3 Month LIBOR	3.049%	12,397
Citigroup Global Markets, Inc./(CME Group)	60	5/05/45	3 Month LIBOR	2.562%	5,713

					$89,076

26	• AB CORPORATE INCOME SHARES

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00%	1.05%	$34	$(17)	$(288)	$271

*	Termination date

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$600	6/10/43	3 Month LIBOR	3.191%	$138,466
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	56,598

					$195,064

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $5,379,752 or 8.5% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Variable rate coupon, rate shown as of April 30, 2016.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

Glossary:

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

AB CORPORATE INCOME SHARES •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016

Assets
Investments in securities, at value (cost $61,720,266)	$63,295,759
Cash collateral due from broker	31,488
Interest receivable	658,779
Receivable for shares of beneficial interest sold	332,529
Receivable for investment securities sold	212,948
Unrealized appreciation on interest rate swaps	195,064
Receivable for variation margin on exchange-traded derivatives	3,385
Unrealized appreciation on credit default swaps	271

Total assets	64,730,223

Liabilities
Payable for investment securities purchased	1,105,019
Dividends payable	177,435
Payable for shares of beneficial interest redeemed	105,088
Upfront premium received on credit default swaps	288

Total liabilities	1,387,830

Net Assets	$63,342,393

Composition of Net Assets
Shares of beneficial interest, at par	$57
Additional paid-in capital	62,712,796
Undistributed net investment income	54,153
Accumulated net realized loss on investment transactions	(1,284,517)
Net unrealized appreciation on investments	1,859,904

$63,342,393

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 5,661,477 common shares outstanding)	$11.19

See notes to financial statements.

28	• AB CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Investment Income
Interest	$2,139,500
Dividends	18,686
Other income	1,055

Total investment income		$2,159,241

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(414,903)
Swaps		(118,929)
Net change in unrealized appreciation/depreciation of:
Investments		(115,745)
Swaps		174,139

Net loss on investment transactions		(475,438)

Net Increase in Net Assets from Operations		$1,683,803

See notes to financial statements.

AB CORPORATE INCOME SHARES •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,159,241	$1,682,832
Net realized gain (loss) on investment transactions	(533,832)	407,457
Net change in unrealized appreciation/depreciation of investments	58,394	461,999

Net increase in net assets from operations	1,683,803	2,552,288
Dividends to Shareholders from
Net investment income	(2,163,375)	(1,671,364)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	18,883,357	(1,931,634)

Total increase (decrease)	18,403,785	(1,050,710)
Net Assets
Beginning of period	44,938,608	45,989,318

End of period (including undistributed net investment income of $54,153 and $62,641, respectively)	$63,342,393	$44,938,608

See notes to financial statements.

30	• AB CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares (the “Portfolio”), AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options);

AB CORPORATE INCOME SHARES •	31

Notes to Financial Statements

open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

32	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB CORPORATE INCOME SHARES •	33

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$57,161,820		$	– 0	–	$57,161,820
Governments – Treasuries		– 0	–	3,068,324			– 0	–	3,068,324
Corporates – Non-Investment Grade		– 0	–	692,751			– 0	–	692,751
Quasi-Sovereigns		– 0	–	531,637			– 0	–	531,637
Preferred Stocks		354,033		– 0	–		– 0	–	354,033
Governments – Sovereign Agencies		– 0	–	121,437			– 0	–	121,437
Short-Term Investments		– 0	–	1,365,757			– 0	–	1,365,757

Total Investments in Securities		354,033		62,941,726			– 0	–	63,295,759
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	89,076			– 0	–	89,076	(b)
Credit Default Swaps		– 0	–	271			– 0	–	271
Interest Rate Swaps		– 0	–	195,064			– 0	–	195,064
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total(c)		$354,033		$63,226,137		$	– 0	–	$63,580,170

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

34	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB CORPORATE INCOME SHARES •	35

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$35,537,253	$17,663,543
U.S. government securities	17,271,594	16,638,179

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$61,733,977

Gross unrealized appreciation	$1,996,650
Gross unrealized depreciation	(434,868)

Net unrealized appreciation	$1,561,782

36	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB CORPORATE INCOME SHARES •	37

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a

38	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2016, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

AB CORPORATE INCOME SHARES •	39

Notes to Financial Statements

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2016, the Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction

40	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$89,076	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	195,064

Credit contracts	Unrealized appreciation on credit default swaps	271

Total		$284,411

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(133,106)	$177,841

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,177	(3,702)

Total		$(118,929)	$174,139

AB CORPORATE INCOME SHARES •	41

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended April 30, 2016:

Interest Rate Swaps:
Average notional amount	$1,038,462
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,138,846
Credit Default Swaps:
Average notional amount of sale contracts	$54,011

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$3,385	$	– 0	–	$	– 0	–	$	– 0	–	$3,385

Total	$3,385	$	– 0	–	$	– 0	–	$	– 0	–	$3,385

OTC Derivatives:
Deutsche Bank AG	$138,466	$	– 0	–	$	– 0	–	$	– 0	–	$138,466
JPMorgan Chase Bank, NA	56,598		– 0	–		– 0	–		– 0	–	56,598

Total	$195,064	$	– 0	–	$	– 0	–	$	– 0	–	$195,064	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$17	$	– 0	–	$	– 0	–	$	– 0	–	$17

Total	$17	$	– 0	–	$	– 0	–	$	– 0	–	$17	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

42	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015

Class A
Shares sold	2,748,692	425,490	$30,364,556	$4,856,525

Shares redeemed	(1,043,837)	(602,104)	(11,481,199)	(6,788,159)

Net increase (decrease)	1,704,855	(176,614)	$18,883,357	$(1,931,634)

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

AB CORPORATE INCOME SHARES •	43

Notes to Financial Statements

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,163,375	$1,671,364

Total distributions paid	$2,163,375	$1,671,364

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$248,985
Accumulated capital and other losses	(1,270,806	)(a)
Unrealized appreciation/(depreciation)	1,828,796	(b)

Total accumulated earnings/(deficit)	$806,975	(c)

(a)

On April 30, 2016, the Portfolio had a capital loss carryforward of $704,752. During the fiscal year, the Portfolio utilized $18,316 of capital loss carryforwards to offset current year net realized gains. On April 30, 2016, the Porfolio had a post-October short-term capital loss deferral of $196,456 and a post-October long-term capital loss deferral of $369,598. These losses are deemed to arise on May 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

44	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2016, the Portfolio had a net short-term capital loss carryforward of $704,752 which will expire in 2018.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB CORPORATE INCOME SHARES •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.36	$ 11.13	$ 11.42	$ 10.83	$ 10.59

Income From Investment Operations
Net investment income(a)	.39	.43	.42	.43	.46
Net realized and unrealized gain (loss) on investment transactions	(.16)	.22	(.29)	.59	.27

Net increase in net asset value from operations	.23	.65	.13	1.02	.73

Less: Dividends
Dividends from net investment income	(.40)	(.42)	(.42)	(.43)	(.49)

Net asset value, end of period	$ 11.19	$ 11.36	$ 11.13	$ 11.42	$ 10.83

Total Return
Total investment return based on net asset value(b)	2.12%	5.94%*	1.31%*	9.53%*	7.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,342	$44,939	$45,989	$42,799	$46,848
Ratio to average net assets of:
Net investment income	3.60%	3.76%	3.89%	3.79%	4.42%
Portfolio turnover rate	59%	42%	61%	89%	91%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended April 30, 2015, April 30, 2014 and April 30, 2013 by 0.01%, 0.05% and 0.03%, respectively.

See notes to financial statements.

46	• AB CORPORATE INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Corporate Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Corporate Income Shares (the “Portfolio”), one of the series constituting AB Corporate Shares, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Corporate Income Shares, one of the series constituting AB Corporate Shares, at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2016

AB CORPORATE INCOME SHARES •	47

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2016.

For foreign shareholders, 81.67% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended April 30, 2016, the Portfolio designates $18,686 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

48	• AB CORPORATE INCOME SHARES

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

AB CORPORATE INCOME SHARES •	49

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

50	• AB CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2004)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB CORPORATE INCOME SHARES •	51

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2004)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

52	• AB CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB CORPORATE INCOME SHARES •	53

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

54	• AB CORPORATE INCOME SHARES

Trustees and Officers Information

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB CORPORATE INCOME SHARES •	55

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 50	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Shawn E. Keegan 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Ashish C. Shah 45	Vice President	Senior Vice President and Head of Global Credit at the Adviser** with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

56	• AB CORPORATE INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Portfolio”) at a meeting held on
November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

AB CORPORATE INCOME SHARES •	57

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

58	• AB CORPORATE INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of the Portfolio as compared with that of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays U.S. Credit Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015, and (in the case of comparisons with the Index) the period since inception (December 2006 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 4th quintile of the Performance Universe for the 1-year period, and in the 2nd quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Strategic Research Balanced SMA and the performance of that SMA relative to a blended index consisting of 50% Standard & Poor’s 500 Index and 50% Barclays Capital Government/Credit Index (the “BCG/CI”) and against the BCG/CI. The trustees noted that the SMA showed generally favorable performance relative to its two benchmarks. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated

AB CORPORATE INCOME SHARES •	59

by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

60	• AB CORPORATE INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Corporate Shares (the “Trust”) with respect to AB Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

AB CORPORATE INCOME SHARES •	61

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	9/30/15 Net Assets ($MM)
Corporate Income Shares	$ 61.4

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service

3	Jones v. Harris at 1427.
4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Corporate Income Shares.

62	• AB CORPORATE INCOME SHARES

providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB CORPORATE INCOME SHARES •	63

investment advisers.6,7,8 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.9

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remain a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

8	Only zero fee no-load funds that participate in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Fund’s EG peers include two BBB-rated Corporate Debt (“BBB” funds, three Multi-Sector Income (“MSI”) funds, one Short-Intermediate Investment Grade Debt (“SII”) fund, four General Bond (“GB”) funds, two Core Bond (“IID”) funds, one General & Insured Municipal Debt (“GM”) fund, one Inflation-Protected Bond (“IUT”) fund, two Global Income (“GLI”) funds, and one Intermediate Municipal Debt (“IMD”) fund. The Fund is classified by Lipper as a BBB fund.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

64	• AB CORPORATE INCOME SHARES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2014, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

AB CORPORATE INCOME SHARES •	65

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Broadridge, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Broadridge Performance Universe (“PU”)13 for the period ended July 31, 2015:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	2.27	2.74	12/16
3 Year	3.40	2.88	4/13
5 Year	5.47	5.24	4/11

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

66	• AB CORPORATE INCOME SHARES

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

			Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	2.27	3.40	5.47	6.30	4.34	1.22	5
Barclays Capital U.S. Credit Index	1.61	2.33	4.67	5.47	4.10	1.11	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

14	The performance returns of the Portfolio were provided Broadridge.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB CORPORATE INCOME SHARES •	67

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

68	• AB CORPORATE INCOME SHARES

AB Family of Funds

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0416

APR    04.30.16

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Municipal Income Shares (the “Fund”) for the annual reporting period ended April 30, 2016. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2016.

AB MUNICIPAL INCOME SHARES •	1

The Fund outperformed the benchmark for both the six- and 12-month periods. The Fund is used generally to provide exposure to lower rated municipal bonds within separately managed account strategies. As such, the Fund is overweight in lower-rated (non-investment grade) bonds relative to the broad municipal market, as represented by the benchmark (which is 100% investment grade). This overweight was beneficial to performance during both periods.

An overweight in the health care sector and underweight in pre-refunded and state general obligation (“GO”) sectors contributed to performance, relative to the benchmark. Security selection in the transportation and industrial sectors contributed to performance and security selection in local GO bonds was a detractor for both periods. Security selection in the health care sector also contributed to performance for the 12-month period.

The Fund’s use of derivatives in the form of credit default swaps for investment purposes contributed to absolute performance over the six-month period and had no material impact on performance during the 12-month period. Interest rate swaps used for hedging and investment purposes, and inflation (“CPI”) swaps, used for hedging purposes, had no material impact on performance during either period.

Market Review and Investment Strategy

Intermediate- and long-maturity bonds had strong returns over both periods, as falling global commodity prices and slowing economic growth drove yields lower. Shorter-maturity bonds underperformed as the US Federal Reserve increased the Federal Funds rate above its zero target to 0.25% for the first time since 2008. Across fixed-income sectors, municipals had strong performance due primarily to a combination of continued investor demand and limited supply. The total volume of outstanding municipal bonds has declined since 2010, unlike the corporate and Treasury markets which have seen an increase in issuance. Municipal credit continued to do well, in the opinion of the Fund’s Senior Investment Management Team (the “Team”), as economic growth and tax receipts are correlated, which has caused tax revenues for state and local governments to hit all-time highs. State and local governments have kept payrolls and expenditures in check as government employment is approximately 500,000 below the peak during the financial crisis. The Team continues to overweight credit (municipal bonds rated A and below) in the Fund.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value

2	• AB MUNICIPAL INCOME SHARES

given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.56% and 0.04%, respectively.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB MUNICIPAL INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MUNICIPAL INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Income Shares	6.08%	8.69%

Barclays Municipal Bond Index	3.55%	5.29%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/1/2010* TO 4/30/2016 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 9/1/2010* to 4/30/2016) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB MUNICIPAL INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
NAV Returns

1 Year	8.69%
5 Years	9.97%
Since Inception*	7.89%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns

1 Year	6.84%
5 Years	10.11%
Since Inception*	7.76%

The prospectus fee table shows the fees and the total Fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.01%) because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB MUNICIPAL INCOME SHARES •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,060.80	$0.05	0.01%
Hypothetical**	$1,000	$1,024.81	$0.05	0.01%
*	Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

8	• AB MUNICIPAL INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,112.5

*	All data are as of April 30, 2016. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.7%
Long-Term Municipal Bonds – 95.7%
Alabama – 3.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Methodist Home for the Aging) Series 2016-2015-1 5.75%, 6/01/35-6/01/45	$4,650	$4,763,827
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.00%, 1/01/24	2,000	2,016,920
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,633,850
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	437,308
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36-2/01/41	10,000	11,518,700
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,349,920

		35,720,525

Alaska – 1.0%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	100	113,325
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34(a)	9,000	10,516,145

		10,629,470

Arizona – 2.4%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	180	181,030
5.20%, 10/01/37	5,070	5,073,042
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,670	4,156,972

10	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Mesa AZ Utility System Revenue Series 2016 4.00%, 7/01/31-7/01/32	$10,600	$11,949,082
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	3,875	4,195,540
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	100	112,147
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	100	114,903
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	186,478
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,187,580

		27,156,774

California – 10.9%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	115,603
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,764,030
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27	1,000	1,205,540
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	11,845	14,157,523
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	112,208
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)	85	107,375

AB MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(b)	$1,000	$1,131,140
Series 2014 5.00%, 1/01/35	1,335	1,355,546
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,025	1,082,246
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	1,200	1,360,380
7.25%, 6/01/43	2,075	2,349,979
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	765	837,568
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	6,405	7,040,760
California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	3,000	3,470,760
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	740	799,178
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	575,029
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(b)	100	101,599
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/46(a)	2,500	2,722,550
5.25%, 12/01/56(a)	5,000	5,456,900

12	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	$1,200	$1,232,244
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	119,633
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	168,003
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	268,078
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.50%, 9/01/46	1,000	1,063,940
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	121,054
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	100	102,823
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	13,970	13,661,403
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(c)	1,000	1,218,500
Los Angeles Department of Water & Power WTR Series 2016A 5.00%, 7/01/41	5,000	6,023,700
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	6,215	7,238,246

AB MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	$1,000	$1,126,360
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	1,250	1,498,262
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,592,404
Series 2014B 5.25%, 1/15/44	1,000	1,115,890
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/41-9/01/46	2,500	2,796,150
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,666,228
State of California Series 2016 4.00%, 9/01/33-9/01/35	18,000	20,152,350
5.00%, 9/01/34	7,500	9,265,950
University of California CA Revenues 5.00%, 5/15/33(c)	1,000	1,202,380
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	3,375	3,879,765

		121,259,277

Colorado – 1.8%
Colorado Educational & Cultural Facilities Authority (Skyview Academy) Series 2014 5.125%, 7/01/34(b)	775	834,024
5.375%, 7/01/44(b)	1,360	1,446,156
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,706,904

14	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	$2,910	$3,166,866
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,321,707
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(b)	1,000	1,032,650
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45	1,000	1,050,630
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,121,050
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(b)	1,500	1,571,790
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	200	229,438
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45	1,000	1,006,650

		19,487,865

Connecticut – 2.3%
Connecticut State Health & Educational Facility Authority (Fairfield University) Series 2016Q 5.00%, 7/01/46	8,000	9,292,880
Connecticut State Health & Educational Facility Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	5,750	6,580,530
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(b)	2,475	2,631,330

AB MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013E 5.00%, 8/15/31(c)	$1,000	$1,192,580
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,886,300

		25,583,620

Delaware – 0.4%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,640,146
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,380,177

		4,020,323

District of Columbia – 0.3%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	113,662
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,559,842
Series 2016A 5.00%, 6/01/46	1,400	1,544,438

		3,217,942

Florida – 9.0%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	100	118,270
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,211,364
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46	435	534,776

16	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	$1,000	$1,124,690
Bexley Community Development District Series 2016 4.875%, 5/01/47	1,000	989,740
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,151,240
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(b)	1,400	1,440,306
6.00%, 7/01/45-7/01/50(b)	4,015	4,141,587
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(d)	6,795	6,109,928
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	6,725	8,056,483
Series 2015A 5.00%, 6/01/20	10,000	11,352,100
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,489,341
City of Lakeland FL (Lakeland Regional Medical Center Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,372,062
City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	3,000	3,490,890
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(b)	2,000	2,365,600
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	11,508,400
Series 2015A 5.00%, 10/01/31	1,100	1,292,951

AB MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(b)	$1,400	$1,407,658
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35-6/01/45(b)	2,900	3,075,661
Lakewood Ranch Stewardship District (Villages of Lakewood Ranch South Project) Series 2016 5.125%, 5/01/46	1,115	1,148,851
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32	1,680	1,725,293
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,189,536
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,150	1,173,920
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,263,223
Series 2014 5.00%, 11/15/39	2,000	2,255,740
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,685,440
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	80	105,566
Series 2015A 5.00%, 10/01/40	2,000	2,231,860
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	3,066,065
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/37 (Pre-refunded/ETM)	100	107,705
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,697,770

18	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	$3,765	$4,496,615
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,913,909

		100,294,540

Georgia – 0.8%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 7/01/39	4,000	4,571,560
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,619,294
Series 2014A 5.00%, 1/01/33	1,820	2,154,771

		8,345,625

Idaho – 0.2%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	2,050	2,280,277
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	235,004

		2,515,281

Illinois – 10.9%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	1,550	1,259,251
Series 2015C 5.25%, 12/01/39	7,525	6,287,062
Series 2016A 7.00%, 12/01/44	3,325	3,141,260
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,892,705
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,935,506
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,254,837

AB MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(e)	$1,050	$1,006,320
Series 2015 6.00%, 12/01/30(f)(g)	2,320	2,371,365
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	3,600	4,062,168
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(d)	3,000	2,395,200
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	462,551
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	433,296
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	2,010	2,106,781
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.20%, 5/15/30	625	628,786
6.33%, 5/15/48	829	829,140
6.44%, 5/15/55	1,998	1,998,419
Series 2016C 2.00%, 5/15/55(e)	609	21,388
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,887,310
Series 2015 5.25%, 5/15/50	2,000	2,066,780
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,382,652
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,944,726

20	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	$3,125	$3,732,288
Series 2015B 5.00%, 1/01/36-1/01/40	5,250	6,170,446
Series 2016A 5.00%, 12/01/32	7,000	8,419,880
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	13,300	14,485,296
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	11,760	13,053,815
Series 2014 5.00%, 5/01/31-5/01/35	8,985	9,690,153
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33	4,400	4,399,736
Series 2016B 7.00%, 3/01/33	1,910	1,909,733
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	1,166	1,181,415
5.00%, 3/01/36	2,963	3,026,408
Series 2015B 6.00%, 3/01/36	1,004	1,024,562

		121,461,235

Indiana – 1.2%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,105,040
5.50%, 8/15/40-8/15/45	3,020	3,332,729
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,089,990
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,620,433

		13,148,192

AB MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.0%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	$1,685	$1,716,712
5.50%, 11/15/45	1,000	1,022,910
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40-1/01/45	10,335	11,327,488
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.) Series 2010A 6.00%, 6/01/30	200	229,296
6.375%, 6/01/40	1,525	1,740,803
6.50%, 3/01/45	1,000	1,144,430
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35	1,750	1,807,628
5.75%, 11/15/45	3,350	3,443,934

		22,433,201

Louisiana – 0.8%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	2,130	2,430,628
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35	2,100	2,142,693
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	466,264
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(d)(h)	2,750	1,650,000
Series 2014A 7.50%, 7/01/23(d)(h)	1,250	750,000

22	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	$1,540	$1,736,311

		9,175,896

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,185,140

Maryland – 0.8%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014D 3.875%, 7/01/19	1,125	1,157,501
Maryland Economic Development Corp. (University of Maryland College Park Project) AGM Series 2016 5.00%, 6/01/35-6/01/43	3,345	3,946,361
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/31	3,245	3,806,612

		8,910,474

Massachusetts – 1.0%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	2,000	2,340,900
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,822,570
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	745	784,954
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013B 4.50%, 11/15/18(b)	793	794,023

AB MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	$3,980	$4,549,568

		11,292,015

Michigan – 4.6%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	4,400	4,933,324
5.25%, 7/01/39	4,825	5,368,005
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,060	1,146,348
Detroit City School District Series 2012A 5.00%, 5/01/31	120	134,189
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C 5.00%, 7/01/17-7/01/18	2,000	2,122,050
Series 2014C-1 5.00%, 7/01/44	1,750	1,912,452
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D-4 5.00%, 7/01/29-7/01/34	2,100	2,428,826
Series 2015D-1 5.00%, 7/01/34	2,000	2,311,240
Series 2015D-2 5.00%, 7/01/34	2,300	2,642,056
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(b)	2,300	2,302,208
Series 2015E 5.75%, 8/22/16(b)	3,500	3,495,170
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,325,400
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	9,077,073

24	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32-11/15/46	$300	$307,119
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(b)	2,370	2,284,751
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,103,040
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	5,775	5,758,368

		50,651,619

Minnesota – 0.6%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,169,230
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.25%, 11/15/35	4,105	4,563,365
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,030	1,249,709

		6,982,304

Missouri – 1.5%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	109,189
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(b)	1,800	1,831,662
6.00%, 11/15/46(b)	4,400	4,517,084
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,836,516

AB MUNICIPAL INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St Louis County Industrial Development Authority (St Andrews Resources for Seniors) Series 2015A 5.00%, 12/01/35	$2,000	$2,099,260
5.125%, 12/01/45	4,500	4,635,450

		17,029,161

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The) Series 2012 5.00%, 9/01/42	825	906,411
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32	2,150	2,414,407

		3,320,818

Nevada – 1.7%
City of Reno NV Series 2007A 5.25%, 6/01/41 (Pre-refunded/ETM)	130	136,309
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	2,072,970
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	14,000	16,606,100

		18,815,379

New Hampshire – 0.3%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,292,506

New Jersey – 7.4%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	1,075	1,255,869
Hudson County Improvement Authority (County of Hudson NJ) 5.00%, 5/01/32(a)	3,645	4,407,935
New Jersey Economic Development Authority (Lions Gate Project) Series 2014 5.25%, 1/01/44	3,600	3,747,024

26	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/21	$3,500	$3,864,385
Series 2015X 5.00%, 6/15/21	15,920	17,577,431
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	777,792
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,171,109
Series 2000B 5.625%, 11/15/30	1,475	1,687,356
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	112,379
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	1,000	1,074,400
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27-1/01/32	3,500	4,207,025
Series 2015E 5.00%, 1/01/33-1/01/45	15,400	18,094,510
Series 2016A 5.00%, 1/01/33	6,500	7,849,335
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	15,660	14,783,666

		82,610,216

New Mexico – 0.1%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,151,393

New York – 6.5%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,205,740

AB MUNICIPAL INCOME SHARES •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Newburgh NY Series 2012A 5.625%, 6/15/34	$245	$277,311
Metropolitan Transportation Authority Series 2013B 5.00%, 11/15/27	5,125	6,258,957
Series 2013E 5.00%, 11/15/32	4,425	5,345,311
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(c)	190	224,835
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	75	75,053
6.70%, 1/01/49	454	454,344
Series 2014B 5.50%, 7/01/20	875	875,356
Series 2014C 2.00%, 1/01/49(e)(h)	514	64,221
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	300	328,899
New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.75%, 8/01/31	100	102,721
Series 2015B 2.00%, 8/01/28(f)	3,500	3,505,775
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	110,338
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,684,287
New York NY GO Series 2013A-1 5.00%, 10/01/28(c)	500	601,455
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35(i)	2,250	2,696,647

28	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Trustees of Columbia University In the City of New York (The)) Series 2016A 5.00%, 10/01/46	$1,250	$1,512,963
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.718%, 10/01/36(j)	3,200	2,829,670
XLCA Series 2004A 0.508%, 1/01/39(j)	4,100	3,637,438
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,297,500
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	1,125	1,141,841
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/35	4,435	4,996,396
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,469,244
Series 2013-178 5.00%, 12/01/33	5,000	5,831,400
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(c)	1,950	2,365,816
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(b)(k)	360	293,285
Series 2014B 7.00%, 9/15/44(b)	410	434,129
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	20	20,120
6.00%, 9/15/27-9/15/37	2,225	2,251,256
Utility Debt Securitization Authority Series 2016A 5.00%, 12/15/35	5,000	6,181,350

AB MUNICIPAL INCOME SHARES •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	$3,840	$4,236,864
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	4,230	4,808,199

		72,118,721

North Carolina – 1.0%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40	5,000	5,285,300
5.00%, 7/01/45	1,000	1,064,160
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30	2,250	2,429,257
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37	1,735	1,772,806

		10,551,523

Ohio – 2.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	14,185	13,665,403
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.25%, 8/15/46	1,115	1,119,103
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	2,300	2,306,785
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,081,037
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	2,500	2,565,050

30	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2010B 3.75%, 6/01/33	$1,400	$1,463,504
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	5,000	5,190,800

		27,391,682

Oklahoma – 0.1%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,125	1,250,010

Oregon – 0.1%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19	535	569,850

Pennsylvania – 3.8%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	230	255,194
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	10,275,430
Cheltenham Township School District Series 2016B 5.00%, 2/15/39(a)	1,780	2,066,865
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,405,932
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	192,506
Series 2012 5.25%, 1/01/41	1,000	1,037,040
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	200	234,452

AB MUNICIPAL INCOME SHARES •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30	$1,040	$1,070,867
5.25%, 1/01/40	4,740	4,764,222
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	5,135	5,328,846
Norristown Area School District COP Series 2012 5.00%, 4/01/32	100	107,885
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	296,487
Series 2016A 5.00%, 3/01/37(a)	1,400	1,606,374
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,760,989
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,229,030
Pennsylvania Turnpike Commission Series 2013A 5.00%, 12/01/43	4,000	4,491,840
Series 2016 5.00%, 6/01/37	4,000	4,593,240

		42,717,199

Puerto Rico – 0.3%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	3,045	2,801,430
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	298,988

		3,100,418

32	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	$3,150	$3,722,828

South Carolina – 0.2%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	1,000	1,030,920
5.125%, 5/01/48	1,000	1,035,310
South Carolina State Public Service Authority AMBAC Series 2007A 5.00%, 1/01/32 (Pre-refunded/ETM)	400	411,248

		2,477,478

Tennessee – 0.9%
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	4,890	5,349,122
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/46	2,435	2,805,607
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.25%, 12/01/42	1,000	1,040,510
5.375%, 12/01/47	800	835,264

		10,030,503

Texas – 8.8%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/34-2/15/46(a)	7,945	9,329,645
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	120	142,067
Series 2013 5.00%, 1/01/42	3,500	3,890,495

AB MUNICIPAL INCOME SHARES •	33

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Central Texas Turnpike System Series 2015C 5.00%, 8/15/42	$6,800	$7,715,620
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,319,132
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,530,950
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,305,481
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	565,208
Series 2013 6.00%, 8/15/43	1,000	1,166,380
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(b)	1,150	1,229,511
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,669,860
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,405,433
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(c)	400	472,636
Mission Economic Development Corp. (Natgasoline LLC) 5.75%, 10/01/31(a)(b)	1,875	1,953,281
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	1,700	1,735,071
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	299,480
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	10,529,739
Series 2015A 5.00%, 1/01/35	7,000	8,123,990

34	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 1/01/34	$3,500	$4,108,860
Red River Health Facilities Development Corp. (MRC Crestview) Series 2011A 8.00%, 11/15/46	1,790	2,053,148
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,549,596
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,885,551
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(d)	2,180	1,916,787
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) Series 2016A 5.00%, 11/15/45	1,000	1,182,580
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	208,646
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,404,280
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44	5,025	5,148,594
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	1,065	1,147,782
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,264,360

AB MUNICIPAL INCOME SHARES •	35

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. 5.00%, 12/31/40-12/31/45	$2,255	$2,495,614
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	790,357
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	236,164
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,449,636
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	1,200	1,362,996
7.125%, 1/01/46	2,430	2,742,620
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)	75	105,170

		98,436,720

Utah – 0.0%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	95	103,637
Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)	100	118,011
Utah Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	100	113,963
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	111,355

		446,966

Vermont – 0.2%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	206,710

36	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	$1,500	$1,774,905

		1,981,615

Virginia – 1.5%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(b)	1,000	1,023,420
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,030	1,066,987
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	332,793
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	2,036,191
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	6,790	5,941,318
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(c)	550	666,694
Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(b)	1,000	1,070,450
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	4,081,844

		16,219,697

Washington – 2.7%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/30	2,235	2,291,344

AB MUNICIPAL INCOME SHARES •	37

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA Series 2015C 5.00%, 4/01/33	$5,035	$5,876,047
State of Washington Series 2016C 5.00%, 2/01/36	5,000	6,045,800
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	1,000	1,116,700
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	3,350	3,768,013
Washington St GO 5.00%, 7/01/24(c)	1,000	1,158,080
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	3,550	3,842,414
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(b)	3,215	3,664,875
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	2,265	2,282,787

		30,046,060

West Virginia – 0.2%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,445,471

Wisconsin – 1.0%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,728,265
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	2,060	2,115,620

38	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2016D 4.05%, 11/01/30	$720	$742,709
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(b)	1,550	1,593,974
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,000	1,067,281
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(b)	545	589,657

		10,837,506

Total Municipal Obligations (cost $1,004,135,386)		1,064,035,038

	Shares
SHORT-TERM INVESTMENTS – 6.7%
Investment Companies – 6.7%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(l)(m) (cost $74,724,307)	74,724,307	74,724,307

Total Investments – 102.4% (cost $1,078,859,693)		1,138,759,345
Other assets less liabilities – (2.4)%		(26,219,133)

Net Assets – 100.0%		$1,112,540,212

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.63%	$23,760	$1,333,419	$953,392

*	Termination date

AB MUNICIPAL INCOME SHARES •	39

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,000	9/15/20	1.455%	CPI#	$7,055
Citibank, NA	9,300	12/14/20	1.548%	CPI#	79,523
Deutsche Bank AG	10,650	7/15/20	1.265%	CPI#	286,501

					$373,079

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$13,000	9/22/21	1.103%	SIFMA*	$(177,107)
JPMorgan Chase Bank, NA	6,500	9/03/22	1.319%	SIFMA*	(155,592)

					$(332,699)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $55,297,741 or 5.0% of net assets.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(d)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	7/25/11-4/15/16	$6,495,400	$6,109,928	0.55%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	12/02/13-12/18/13	2,885,412	2,395,200	0.22%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	11/22/13	2,750,000	1,650,000	0.15%

40	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	7/31/14	$1,250,000	$750,000	0.07%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	8/31/12-5/8/13	2,262,909	1,916,787	0.17%

(e)	Illiquid security.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.21% of net assets as of April 30, 2016, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30	5/27/15	$2,320,000	$2,371,365	0.21%

(h)	Security is in default and is non-income producing.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(j)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2016 and the aggregate market value of these securities amounted to $6,467,108 or 0.58% of net assets.

(k)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.6% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

INTRCONX – Inter-Continental Exchange

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	41

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,004,135,386)	$1,064,035,038
Affiliated issuers (cost $74,724,307)	74,724,307
Cash collateral due from broker	1,516,183
Interest and dividends receivable	14,239,240
Receivable for shares of beneficial interest sold	7,046,947
Unrealized appreciation on inflation swaps	373,079
Receivable for investment securities sold	5,000

Total assets	1,161,939,794

Liabilities
Due to custodian	14
Payable for investment securities purchased	39,769,481
Payable for floating rate notes issued*	5,265,000
Dividends payable	3,555,683
Unrealized depreciation on interest rate swaps	332,699
Cash collateral due to broker	260,000
Payable for shares of beneficial interest redeemed	172,751
Payable for variation margin on exchange-traded derivatives	18,983
Other liabilities	24,971

Total liabilities	49,399,582

Net Assets	$1,112,540,212

Composition of Net Assets
Shares of beneficial interest, at par	$960
Additional paid-in capital	1,058,187,982
Undistributed net investment income	142,418
Accumulated net realized loss on investment transactions	(6,684,572)
Net unrealized appreciation on investments	60,893,424

$1,112,540,212

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 95,999,208 common shares outstanding)	$11.59

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

42	• AB MUNICIPAL INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Investment Income
Interest	$34,103,521
Dividends—Affiliated issuers	100,886	$34,204,407

Expenses
Interest expense	43,240

Total expenses		43,240

Net investment income		34,161,167

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		2,271,208
Swaps		988,524
Net change in unrealized appreciation/depreciation of:
Investments		34,546,148
Swaps		763,088

Net gain on investment transactions		38,568,968

Net Increase in Net Assets from Operations		$72,730,135

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	43

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,161,167	$22,847,190
Net realized gain (loss) on investment transactions	3,259,732	(2,350,558)
Net change in unrealized appreciation/depreciation of investments	35,309,236	21,934,385

Net increase in net assets from operations	72,730,135	42,431,017
Dividends to Shareholders from
Net investment income	(35,076,507)	(23,167,660)
Transactions in Shares of Beneficial Interest
Net increase	440,219,988	233,735,649

Total increase	477,873,616	252,999,006
Net Assets
Beginning of period	634,666,596	381,667,590

End of period (including undistributed net investment income of $142,418 and $29,349, respectively)	$1,112,540,212	$634,666,596

See notes to financial statements.

44	• AB MUNICIPAL INCOME SHARES

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended April 30, 2016

Cash flows from operating activities
Net increase in net assets from operations		$72,730,135
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Increase in interest and dividends receivable	$(5,186,359)
Decrease in receivable for investments sold	2,158,625
Net accretion of bond discount and amortization of bond premium	3,326,302
Increase in payable for investments purchased	39,769,481
Increase in accrued expenses	8,796
Increase in cash collateral due from broker	(382,726)
Purchases of long-term investments	(507,654,895)
Purchases of short-term investments	(451,526,284)
Proceeds from disposition of long-term investments	63,168,811
Proceeds from disposition of short-term investments	416,177,362
Payments on swaps, net	(241,524)
Proceeds for exchange-traded derivatives settlements	1,915,951
Increase in cash collateral due to broker	260,000
Net realized gain on investment transactions	(3,259,732)
Net change in unrealized appreciation/depreciation on investment transactions	(35,309,236)

Total adjustments		(476,775,428)

Net decrease in cash from operating activities		$(404,045,293)

Cash flows from financing activities
Redemptions in shares of beneficial interest, net	438,177,769
Decrease in due to custodian	(42,995)
Cash dividends paid	(33,809,481)
Decrease in payable for floating rate notes issued	(280,000)

Net increase in cash from financing activities		404,045,293

Net increase in cash		—
Net change in cash
Cash at beginning of year		—

Cash at end of year		$—

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$43,240

In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	45

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares (the “Portfolio”) and AB Taxable Multi-Sector Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to

46	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

AB MUNICIPAL INCOME SHARES •	47

Notes to Financial Statements

inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

48	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alabama	$	– 0	–	$30,956,698		$4,763,827		$35,720,525
Alaska		– 0	–	10,516,145		113,325		10,629,470
Arizona		– 0	–	21,902,702		5,254,072		27,156,774
California		– 0	–	93,927,467		27,331,810		121,259,277
Colorado		– 0	–	14,826,145		4,661,720		19,487,865
Florida		– 0	–	83,346,798		16,947,742		100,294,540
Idaho		– 0	–	235,004		2,280,277		2,515,281
Illinois		– 0	–	98,561,982		22,899,253		121,461,235
Kentucky		– 0	–	14,442,017		7,991,184		22,433,201
Louisiana		– 0	–	4,633,203		4,542,693		9,175,896
Maryland		– 0	–	7,752,973		1,157,501		8,910,474
Massachusetts		– 0	–	10,497,992		794,023		11,292,015
Michigan		– 0	–	48,366,868		2,284,751		50,651,619
Missouri		– 0	–	3,945,705		13,083,456		17,029,161
New Jersey		– 0	–	78,863,192		3,747,024		82,610,216
New York		– 0	–	62,900,620		9,218,101		72,118,721
North Carolina		– 0	–	– 0	–	10,551,523		10,551,523
Ohio		– 0	–	22,519,847		4,871,835		27,391,682
Oklahoma		– 0	–	– 0	–	1,250,010		1,250,010
Oregon		– 0	–	– 0	–	569,850		569,850
Pennsylvania		– 0	–	30,323,718		12,393,481		42,717,199
Rhode Island		– 0	–	– 0	–	3,722,828		3,722,828
South Carolina		– 0	–	411,248		2,066,230		2,477,478
Tennessee		– 0	–	8,154,729		1,875,774		10,030,503
Texas		– 0	–	78,639,946		19,796,774		98,436,720
Utah		– 0	–	111,355		335,611		446,966
Vermont		– 0	–	1,774,905		206,710		1,981,615
Virginia		– 0	–	12,093,099		4,126,598		16,219,697
Washington		– 0	–	17,964,640		12,081,420		30,046,060
Wisconsin		– 0	–	9,770,225		1,067,281		10,837,506
Other		– 0	–	94,609,131		– 0	–	94,609,131
Short-Term Investments		74,724,307		– 0	–	– 0	–	74,724,307

Total Investments in Securities		74,724,307		862,048,354		201,986,684		1,138,759,345
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	953,392		– 0	–	953,392	(b)
Inflation (CPI) Swaps		– 0	–	373,079		– 0	–	373,079
Liabilities:
Interest Rate Swaps		– 0	–	(332,699)		– 0	–	(332,699)

Total(c)		$74,724,307		$863,042,126		$201,986,684		$1,139,753,117

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

AB MUNICIPAL INCOME SHARES •	49

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds	Total
Balance as of 4/30/15	$122,712,395	$122,712,395
Accrued discounts/(premiums)	(98,248)	(98,248)
Realized gain (loss)	104,725	104,725
Change in unrealized appreciation/depreciation	2,075,484	2,075,484
Purchases	93,146,514	93,146,514
Sales	(13,377,674)	(13,377,674)
Transfers in to Level 3	1,095,810	1,095,810
Transfers out of Level 3	(3,672,322)	(3,672,322)

Balance as of 4/30/16	$201,986,684	$201,986,684 (a)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$2,088,734	$2,088,734

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2016 all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of

50	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating

AB MUNICIPAL INCOME SHARES •	51

Notes to Financial Statements

expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2016 is as follows:

Market Value April 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$3,807	$414,894	$343,977	$74,724	$101

52	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$507,654,895		$63,178,100
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,073,661,643

Gross unrealized appreciation	$63,836,507
Gross unrealized depreciation	(4,028,775)

Net unrealized appreciation	$59,807,732

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to

AB MUNICIPAL INCOME SHARES •	53

Notes to Financial Statements

cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate

54	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended April 30, 2016, the Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net

AB MUNICIPAL INCOME SHARES •	55

Notes to Financial Statements

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2016, the Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

56	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$953,392	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	$332,699

Interest rate contracts	Unrealized appreciation on inflation swaps	373,079

Total		$1,326,471			$332,699

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB MUNICIPAL INCOME SHARES •	57

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$288,923	$40,380

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	699,601	722,708

Total		$988,524	$763,088

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended April 30, 2016:

Interest Rate Swaps:
Average notional amount	$23,437,500	(a)
Inflation Swaps:
Average notional amount	$15,456,250	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$29,000,000	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$27,190,485

(a)	Positions were open for eight months during the year.

(b)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$86,578	$	– 0	–	$	– 0	–	$	– 0	–	$86,578
Deutsche Bank AG	286,501		– 0	–		(260,000)			– 0	–	26,501

Total	$373,079	$	– 0	–		$(260,000)		$	– 0	–	$113,079	^

58	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$18,983	$	– 0	–		$(18,983)		$	– 0	–	$	– 0	–

Total	$18,983	$	– 0	–		$(18,983)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$177,107	$	– 0	–	$	– 0	–		$(177,107)		$	– 0	–
JPMorgan Chase Bank, NA	155,592		– 0	–		– 0	–		– 0	–		155,592

Total	$332,699	$	– 0	–	$	– 0	–		$(177,107)			$155,592	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015

Class A
Shares sold	50,672,634	28,246,209	$570,253,491	$312,777,509

Shares redeemed	(11,631,177)	(7,159,367)	(130,033,503)	(79,041,860)

Net increase	39,041,457	21,086,842	$440,219,988	$233,735,649

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security

AB MUNICIPAL INCOME SHARES •	59

Notes to Financial Statements

may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value

60	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may

AB MUNICIPAL INCOME SHARES •	61

Notes to Financial Statements

amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,224,599	$754,583

Total taxable distributions	2,224,599	754,583
Tax-exempt distributions	32,851,908	22,413,077

Total distributions paid	$35,076,507	$23,167,660

62	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$4,783,027
Accumulated capital and other losses	(6,592,654	)(a)
Unrealized appreciation/(depreciation)	59,869,726	(b)

Total accumulated earnings/(deficit)	$58,060,099	(c)

(a)

As of April 30, 2016, the Portfolio had a net capital loss carryforward of $6,592,654. During the fiscal year, the Fund utilized $2,240,092 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treament of swaps, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Fund had a net short-term capital loss carryforward of $5,649,434 and a net long-term capital loss carryforward of $943,220 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described

AB MUNICIPAL INCOME SHARES •	63

Notes to Financial Statements

above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At April 30, 2016, the amount of the Fund’s Floating Rate Notes outstanding was $5,265,000 and the related interest rate was 0.44%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

64	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.14	$ 10.64	$ 11.22	$ 10.50	$ 9.24

Income From Investment Operations
Net investment income(a)	.48	.51	.52	.47	.59
Net realized and unrealized gain (loss) on investment transactions	.46	.51	(.59)	.77†	1.27

Net increase (decrease) in net asset value from operations	.94	1.02	(.07)	1.24	1.86

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.52)	(.51)	(.52)	(.60)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	– 0	–	– 0	–

Total dividends and distributions	(.49)	(.52)	(.51)	(.52)	(.60)

Net asset value, end of period	$ 11.59	$ 11.14	$ 10.64	$ 11.22	$ 10.50

Total Return
Total investment return based on net asset value(c)	8.69%	9.73%	(.28)%	11.98%	20.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,112,540	$634,667	$381,668	$205,258	$17,606
Ratio to average net assets of:
Expenses(d)	.01%	.01%	.01%	.03%	.05%
Net investment income	4.25%	4.62%	5.03%	4.41%	6.06%
Portfolio turnover rate	8%	10%	29%	7%	17%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	65

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of

AB Municipal Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Municipal Income Shares (the “Portfolio”), one of the series constituting AB Corporate Shares, as of April 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Municipal Income Shares, one of the series constituting AB Corporate Shares, at April 30, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2016

66	• AB MUNICIPAL INCOME SHARES

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President	Matthew J. Norton(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

AB MUNICIPAL INCOME SHARES •	67

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

68	• AB MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2004)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB MUNICIPAL INCOME SHARES •	69

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2004)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

70	• AB MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB MUNICIPAL INCOME SHARES •	71

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

72	• AB MUNICIPAL INCOME SHARES

Management of the Fund

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB MUNICIPAL INCOME SHARES •	73

Management of the Fund

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson, III 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Terrance T. Hults 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Matthew J. Norton 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

74	• AB MUNICIPAL INCOME SHARES

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

AB MUNICIPAL INCOME SHARES •	75

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

76	• AB MUNICIPAL INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of the Portfolio as compared with that of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2015, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 3rd quintile of the Performance Universe for the 1-year period and in the 1st quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Tax-Aware Fixed Income SMA and the AllianceBernstein Municipal Income SMA and the performance of each of those SMAs relative to the Barclays Municipal Bond Unhedged Index. The trustees noted that the Tax-Aware Fixed Income SMA showed generally favorable performance relative to its benchmark, and that the Municipal Income SMA had lagged its benchmark in each period. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the

AB MUNICIPAL INCOME SHARES •	77

fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

78	• AB MUNICIPAL INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Corporate Shares (the “Trust”) with respect to AB Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

AB MUNICIPAL INCOME SHARES •	79

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	9/30/15 Net Assets ($MM)
Municipal Income Shares	$ 739.0

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Municipal Income Shares.

80	• AB MUNICIPAL INCOME SHARES

coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages AB High Income Municipal Portfolio (“High Income Municipal Portfolio”), a retail mutual fund that has a somewhat similar investment style as the Portfolio. Set forth in the table below are the advisory fee schedule of High Income Municipal Portfolio and what would have been the

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB MUNICIPAL INCOME SHARES •	81

effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	AB Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	High Income Municipal Portfolio	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.6,7,8 Each peer selected by Broadridge had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.9

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participate in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Fund’s EG peers includes two BBB-rated Corporate Debt (“BBB”) funds, three Multi-Sector Income (“MSI”) fund, one Short-Intermediate Investment Grade Debt (“SII”) fund, four General Bond (“GB”) funds, two Core Bond (“IID”) funds, one General & Insured Municipal Debt (“GM”) fund, one Inflation-Protected Bond (“IUT”) fund, two Global Income (“GLI”) funds and one Intermediate Municipal Debt (“IMD”) fund. The Fund is classified by Lipper as a High Yield Municipal Debt Fund (“HM”).

8	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classifications/objectives continued to be determined by Lipper.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

82	• AB MUNICIPAL INCOME SHARES

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2014, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

AB MUNICIPAL INCOME SHARES •	83

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

84	• AB MUNICIPAL INCOME SHARES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Broadridge, shows the 1 and 3 year gross performance returns and rankings of the Portfolio relative to its Broadridge Performance Universe (“PU”)13 for the period ended July 31, 2015:14

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
1 year	6.85	6.69	18/38
3 year	5.39	4.79	5/26

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income Shares	6.81	5.35	7.32	6.58	0.81	3
Barclays Capital	3.56	2.81	3.99	3.55	0.77	3
Municipal Bond Index
Inception Date: September 1, 2010

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

14	The performance returns of the Portfolio were provided Broadridge.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB MUNICIPAL INCOME SHARES •	85

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

86	• AB MUNICIPAL INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MUNICIPAL INCOME SHARES •	87

AB Family of Funds

NOTES

88	• AB MUNICIPAL INCOME SHARES

NOTES

AB MUNICIPAL INCOME SHARES •	89

NOTES

90	• AB MUNICIPAL INCOME SHARES

NOTES

AB MUNICIPAL INCOME SHARES •	91

NOTES

92	• AB MUNICIPAL INCOME SHARES

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0151-0416

APR    04.30.16

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares (the “Fund”) for the annual reporting period ended April 30, 2016. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities,

variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the

AB TAXABLE MULTI-SECTOR INCOME SHARES •	1

credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended April 30, 2016.

The Fund underperformed its benchmark for both periods. Security selection within asset-backed securities detracted from relative performance in both periods; investment-grade corporate selection contributed in the six-month period, though detracted modestly in the 12-month period. Yield-curve positioning contributed to returns during both periods, primarily due to overweight positioning in the five-year part of the curve. Although sector allocation did not have a material impact on overall performance in the six-month period, it detracted in the 12-month period, specifically due to the Fund’s allocation to Treasuries, underweight in investment-grade corporates, overweight to the basics sector and underweight in energy. The latter two of these suffered as oil prices dropped through much of the 12-month period before beginning to rally in the beginning of 2016.

The Fund utilized derivatives in the form of interest rate swaps to manage overall duration positioning. Credit default swaps were utilized for investment purposes to gain corporate

exposure. CPI swaps were utilized for investment purposes to gain inflation exposure.

Market Review and Investment Strategy

Bond markets were volatile over the six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed- and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stop-gap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period,

2	• AB TAXABLE MULTI-SECTOR INCOME SHARES

though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and the ECB, dipping into negative rate territory.

Economic activity in emerging-market economies continued to slow: Asia struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities. Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays US Aggregate ex-Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Taxable Multi-Sector Income Shares	1.07%	1.26%

Barclays US Aggregate ex-Government Bond Index	3.07%	2.68%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/15/10* TO 4/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 9/15/10* to 4/30/16) as compared to the performance of the Fund’s benchmark.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
NAV Returns

1 Year	1.26%
5 Years	2.03%
Since Inception*	2.39%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns

1 Year	1.15%
5 Years	2.36%
Since Inception*	2.39%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,010.70	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

8	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $307.2

*	All data are as of April 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 41.6%
United States – 41.6%
U.S. Treasury Notes
0.625%, 7/31/17	$59,200	$59,174,544
0.75%, 2/28/18	23,000	22,997,309
0.875%, 3/31/18	10,000	10,019,530
1.00%, 3/15/19	12,000	12,030,468
1.125%, 1/15/19	23,500	23,647,791

Total Governments – Treasuries (cost $127,693,232)		127,869,642

CORPORATES – INVESTMENT GRADE – 35.0%
Industrial – 20.6%
Basic – 1.1%
BHP Billiton Finance USA Ltd. 1.875%, 11/21/16	425	427,061
Ecolab, Inc. 3.00%, 12/08/16	795	804,503
Glencore Funding LLC 2.125%, 4/16/18(a)	1,435	1,388,894
Monsanto Co. 0.82% (LIBOR 3 Month + 0.20%), 11/07/16(b)	385	383,961
PPG Industries, Inc. 6.65%, 3/15/18	59	63,977
Rio Tinto Finance USA PLC 1.375%, 6/17/16	425	425,191

		3,493,587

Capital Goods – 1.4%
Boeing Co. (The) 1.65%, 10/30/20	500	502,939
Caterpillar Financial Services Corp.
1.80%, 11/13/18	560	567,190
Series G 1.50%, 2/23/18	1,350	1,362,736
John Deere Capital Corp.
1.60%, 7/13/18	455	459,536
1.75%, 8/10/18	380	383,937
1.95%, 1/08/19	125	127,064
Lockheed Martin Corp. 1.85%, 11/23/18	560	567,823
Republic Services, Inc. 3.80%, 5/15/18	410	429,090

		4,400,315

Communications - Media – 1.6%
CBS Corp. 1.95%, 7/01/17	425	427,307

10	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Comcast Corp. 5.70%, 5/15/18-7/01/19	$1,410	$1,579,203
Historic TW, Inc. 6.875%, 6/15/18	690	763,946
S&P Global, Inc. 2.50%, 8/15/18	565	575,533
Time Warner Cable, Inc. 5.85%, 5/01/17	520	542,240
Viacom, Inc. 2.50%, 12/15/16	325	326,636
Walt Disney Co. (The)
0.951% (LIBOR 3 Month + 0.32%), 1/08/19(b)	580	580,301
Series G 1.50%, 9/17/18	180	182,171

		4,977,337

Communications - Telecommunications – 1.0%
American Tower Corp. 2.80%, 6/01/20	440	444,939
AT&T, Inc.
1.40%, 12/01/17	435	435,032
2.40%, 3/15/17	425	429,370
British Telecommunications PLC 1.625%, 6/28/16	625	625,706
Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	425	428,663
Verizon Communications, Inc. 3.65%, 9/14/18	510	537,049

		2,900,759

Consumer Cyclical - Automotive – 3.1%
BMW US Capital LLC 1.50%, 4/11/19(a)	2,050	2,054,319
Daimler Finance North America LLC 1.65%, 3/02/18(a)	596	596,831
Ford Motor Credit Co. LLC
2.021%, 5/03/19	550	550,000
2.145%, 1/09/18	500	503,844
2.551%, 10/05/18	700	710,485
3.336%, 3/18/21	525	543,723
General Motors Financial Co., Inc.
3.10%, 1/15/19	360	368,903
3.25%, 5/15/18	600	613,827
Harley-Davidson Financial Services, Inc.
2.15%, 2/26/20(a)	435	438,458
2.25%, 1/15/19(a)	155	157,392
Toyota Motor Credit Corp. 1.20%, 4/06/18	2,000	2,002,022

AB TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Volkswagen International Finance NV
1.058% (LIBOR 3 Month + 0.44%), 11/18/16(a)(b)	$255	$254,342
1.125%, 11/18/16(a)	600	599,848

		9,393,994

Consumer Cyclical - Other – 0.4%
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18	1,075	1,173,267

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp.
2.10%, 12/07/18	285	291,027
5.35%, 3/01/18	620	667,007

		958,034

Consumer Cyclical - Retailers – 0.9%
CVS Health Corp. 1.90%, 7/20/18	455	461,257
Dollar General Corp. 1.875%, 4/15/18	1,200	1,210,631
Home Depot, Inc. (The) 2.00%, 4/01/21	710	717,926
Walgreens Boots Alliance, Inc. 1.75%, 11/17/17	430	432,115

		2,821,929

Consumer Non-Cyclical – 5.0%
AbbVie, Inc.
1.75%, 11/06/17	265	266,369
1.80%, 5/14/18	165	166,148
2.00%, 11/06/18	545	549,838
Actavis Funding SCS 2.35%, 3/12/18	200	202,190
Allergan, Inc./United States 1.35%, 3/15/18	401	397,968
Amgen, Inc.
1.25%, 5/22/17	395	395,615
2.125%, 5/15/17	425	429,412
5.70%, 2/01/19	685	761,887
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	579	594,658
Baxalta, Inc. 2.00%, 6/22/18(a)	448	446,840
Bayer US Finance LLC 1.50%, 10/06/17(a)	430	432,116
Becton Dickinson and Co. 2.675%, 12/15/19	425	436,104
Bottling Group LLC 5.125%, 1/15/19	475	523,194

12	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Celgene Corp. 2.125%, 8/15/18	$1,170	$1,185,798
Coca-Cola Co. (The) 0.875%, 10/27/17	530	530,445
Express Scripts Holding Co. 2.65%, 2/15/17	420	424,730
Gilead Sciences, Inc. 1.85%, 9/04/18	750	763,061
Kraft Heinz Foods Co. 2.00%, 7/02/18(a)	485	489,894
Kroger Co. (The) 2.00%, 1/15/19	580	587,728
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	434,356
Medco Health Solutions, Inc. 7.125%, 3/15/18	135	148,325
Newell Brands, Inc. 2.60%, 3/29/19	553	565,789
PepsiCo, Inc.
1.25%, 4/30/18	435	436,933
Series 1 1.00%, 10/13/17	222	222,426
Philip Morris International, Inc. 5.65%, 5/16/18	1,080	1,179,292
Procter & Gamble Co. (The) 1.85%, 2/02/21	320	325,666
Stryker Corp. 2.00%, 3/08/19	1,640	1,661,796
Thermo Fisher Scientific, Inc. 2.15%, 12/14/18	575	579,425
Whirlpool Corp. 1.35%, 3/01/17	138	138,458

		15,276,461

Energy – 2.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16	405	412,857
BP Capital Markets PLC 1.676%, 5/03/19	2,100	2,100,000
Chevron Corp. 1.344%, 11/09/17	560	562,672
ConocoPhillips Co. 1.50%, 5/15/18	431	428,708
Energy Transfer Partners LP 2.50%, 6/15/18	450	440,476
Enterprise Products Operating LLC
1.65%, 5/07/18	435	435,289
2.85%, 4/15/21	1,000	1,017,911

AB TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Exxon Mobil Corp. 1.708%, 3/01/19	$1,500	$1,520,643
Halliburton Co. 2.70%, 11/15/20	185	187,493
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	432,553
Schlumberger Holdings Corp.
1.90%, 12/21/17(a)	235	234,468
2.35%, 12/21/18(a)	575	582,960

		8,356,030

Services – 0.4%
eBay, Inc. 2.50%, 3/09/18	640	651,838
Visa, Inc. 1.20%, 12/14/17	585	587,740

		1,239,578

Technology – 1.9%
Apple, Inc.
1.00%, 5/03/18	435	435,184
1.70%, 2/22/19	655	663,953
Cisco Systems, Inc.
0.912% (LIBOR 3 Month + 0.28%), 3/03/17(b)	755	756,157
1.60%, 2/28/19	1,000	1,012,905
Hewlett Packard Enterprise Co. 2.85%, 10/05/18(a)	610	622,693
International Business Machines Corp.
1.80%, 5/17/19	100	101,267
1.95%, 2/12/19	1,175	1,199,177
KLA-Tencor Corp. 2.375%, 11/01/17	425	428,786
QUALCOMM, Inc. 1.40%, 5/18/18	554	557,198

		5,777,320

Transportation - Railroads – 0.5%
CSX Corp. 6.25%, 3/15/18	1,400	1,519,887

Transportation - Services – 0.3%
Ryder System, Inc. 3.45%, 11/15/21	1,000	1,025,806

		63,314,304

Financial Institutions – 13.5%
Banking – 11.9%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	470	477,990

14	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

American Express Co. 7.00%, 3/19/18	$375	$411,524
American Express Credit Corp.
1.55%, 9/22/17	432	433,707
1.875%, 11/05/18	105	105,736
Bank of America Corp.
6.875%, 4/25/18-11/15/18	1,251	1,384,889
Series L 1.95%, 5/12/18	430	431,323
2.60%, 1/15/19	315	320,476
5.65%, 5/01/18	140	150,344
Bank of America NA 2.05%, 12/07/18	250	252,349
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) 1.70%, 3/05/18(a)	430	431,048
BB&T Corp. 2.05%, 6/19/18	965	976,800
Branch Banking & Trust Co. 1.065% (LIBOR 3 Month + 0.43%), 12/01/16(b)	295	295,368
Capital One Bank USA NA 1.15%, 11/21/16	430	430,286
Capital One Financial Corp. 2.45%, 4/24/19	430	434,941
Capital One NA/Mclean VA 2.35%, 8/17/18	250	252,309
Citigroup, Inc.
1.325% (LIBOR 3 Month + 0.70%), 11/24/17(b)	169	168,525
1.35%, 3/10/17	85	85,111
1.70%, 4/27/18	500	500,155
1.75%, 5/01/18	450	450,645
1.85%, 11/24/17	185	185,657
2.05%, 12/07/18	100	100,523
2.15%, 7/30/18	140	141,033
2.50%, 9/26/18-7/29/19	815	829,293
2.65%, 10/26/20	115	116,403
Discover Bank/Greenwood DE
2.00%, 2/21/18	620	619,789
2.60%, 11/13/18	570	575,614
Fifth Third Bank/Cincinnati OH
2.15%, 8/20/18	560	565,291
2.30%, 3/15/19	1,100	1,109,945
Goldman Sachs Group, Inc. (The)
2.00%, 4/25/19	220	220,675
2.625%, 1/31/19	580	591,877
2.90%, 7/19/18	365	373,827
6.15%, 4/01/18	1,050	1,134,539
Series G 7.50%, 2/15/19	250	286,942

AB TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HSBC USA, Inc. 0.958% (LIBOR 3 Month + 0.34%), 11/13/17(b)	$430	$427,449
Huntington National Bank (The)
1.30%, 11/20/16	255	255,293
2.20%, 11/06/18	555	559,160
JPMorgan Chase & Co.
1.138% (LIBOR 3 Month + 0.52%), 2/15/17(b)	755	755,259
6.00%, 1/15/18	1,086	1,166,789
6.30%, 4/23/19	750	845,112
KeyBank NA/Cleveland OH
1.70%, 6/01/18	575	575,387
2.35%, 3/08/19	1,000	1,012,089
Manufacturers & Traders Trust Co. 1.45%, 3/07/18	565	563,284
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	1,200	1,225,618
Mizuho Bank Ltd. 1.063% (LIBOR 3 Month + 0.43%), 4/16/17(a)(b)	755	752,533
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	1,100	1,100,582
Morgan Stanley
1.875%, 1/05/18	300	301,318
2.125%, 4/25/18	405	408,607
Series G 2.45%, 2/01/19	1,265	1,284,275
6.625%, 4/01/18	280	305,445
PNC Bank NA
1.50%, 2/23/18	425	426,626
1.95%, 3/04/19	1,100	1,111,890
Regions Bank/Birmingham AL 2.25%, 9/14/18	475	476,652
Regions Financial Corp. 2.00%, 5/15/18	500	499,319
Royal Bank of Canada 0.968% (LIBOR 3 Month + 0.33%), 1/23/17(b)	430	430,415
SunTrust Bank/Atlanta GA 1.058% (LIBOR 3 Month + 0.44%), 2/15/17(b)	255	254,574
Synchrony Financial 2.60%, 1/15/19	575	579,165
Toronto-Dominion Bank (The) 2.125%, 4/07/21	1,155	1,158,348
UBS AG/Stamford CT 1.375%, 8/14/17	475	474,420
US Bancorp 1.108% (LIBOR 3 Month + 0.49%), 11/15/18(b)	130	129,782

16	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bank NA/Cincinnati OH
1.375%, 9/11/17	$430	$431,543
1.40%, 4/26/19	2,200	2,200,422
Wells Fargo & Co.
1.15%, 6/02/17	430	430,308
2.50%, 3/04/21	775	787,364
Wells Fargo Bank NA 1.65%, 1/22/18	815	821,654

		36,595,616

Insurance – 1.3%
Berkshire Hathaway Finance Corp. 1.70%, 3/15/19	1,650	1,673,176
Humana, Inc. 7.20%, 6/15/18	300	333,301
Metropolitan Life Global Funding I 1.95%, 12/03/18(a)	550	555,810
UnitedHealth Group, Inc. 1.70%, 2/15/19	1,380	1,396,222

		3,958,509

REITS – 0.3%
Simon Property Group LP 2.50%, 9/01/20	560	573,514
Welltower, Inc. 4.70%, 9/15/17	215	222,938

		796,452

		41,350,577

Utility – 0.9%
Electric – 0.9%
Dominion Resources, Inc./VA 1.95%, 8/15/16	425	426,238
Exelon Corp. 2.45%, 4/15/21	1,103	1,115,352
Exelon Generation Co. LLC 2.95%, 1/15/20	130	131,962
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	1,000	1,007,848
Southern Power Co. 1.85%, 12/01/17	185	186,234

		2,867,634

Total Corporates – Investment Grade (cost $106,725,778)		107,532,515

ASSET-BACKED SECURITIES – 13.9%
Autos - Fixed Rate – 8.3%
Ally Auto Receivables Trust
Series 2015-2, Class A3 1.49%, 11/15/19	95	95,253

AB TAXABLE MULTI-SECTOR INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2016-2, Class A4 1.60%, 1/15/21	$1,000	$996,327
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	166	166,132
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18	23	23,392
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)	33	32,756
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19	76	76,075
CarMax Auto Owner Trust
Series 2015-4, Class A3 1.56%, 11/16/20	1,237	1,240,857
Series 2016-2, Class A3 1.52%, 2/16/21	2,500	2,496,732
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	118	119,103
Drive Auto Receivables Trust Series 2015-DA, Class A2A 1.23%, 6/15/18(a)	33	32,695
Enterprise Fleet Financing LLC
Series 2014-2, Class A2 1.05%, 3/20/20(a)	182	181,101
Series 2015-1, Class A2 1.30%, 9/20/20(a)	165	164,975
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	980	980,876
Ford Credit Auto Lease Trust Series 2016-A, Class A2A 1.42%, 11/15/18	2,300	2,302,989
Ford Credit Auto Owner Trust
Series 2012-B, Class A4 1.00%, 9/15/17	11	11,276
Series 2013-A, Class D 1.86%, 8/15/19	118	117,987
Series 2014-2, Class A 2.31%, 4/15/26(a)	128	129,799
Series 2016-B, Class A4 1.52%, 8/15/21	2,500	2,498,015
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21	1,000	1,000,084

18	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GM Financial Automobile Leasing Trust
Series 2015-1, Class A2 1.10%, 12/20/17	$105	$105,397
Series 2015-2, Class A3 1.68%, 12/20/18	153	153,549
Series 2015-3, Class A3 1.69%, 3/20/19	650	652,455
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	629	627,109
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A3 1.10%, 9/15/19	375	375,043
Series 2015-1, Class A3 1.41%, 6/15/20	912	911,417
Series 2015-2, Class A3 1.30%, 3/16/20	2,700	2,694,514
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	1,000	1,000,089
Honda Auto Receivables Owner Trust
Series 2015-3, Class A2 0.92%, 11/20/17	988	988,189
Series 2015-4, Class A3 1.23%, 9/23/19	854	852,241
Hyundai Auto Lease Securitization Trust
Series 2015-A, Class A2 1.00%, 10/16/17(a)	487	487,503
Series 2015-B, Class A3 1.40%, 11/15/18(a)	166	166,135
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17	219	218,975
Mercedes Benz Auto Lease Trust
Series 2015-B, Class A3 1.34%, 7/16/18	88	88,018
Series 2016-A, Class A3 1.52%, 3/15/19	1,480	1,480,807
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18	126	126,232
Santander Drive Auto Receivables Trust
Series 2015-3, Class A2A 1.02%, 9/17/18	41	40,975
Series 2015-4, Class A2A 1.20%, 12/17/18	393	392,607
Toyota Auto Receivables Owner Trust Series 2015-C, Class A2A 0.92%, 2/15/18	936	936,341

AB TAXABLE MULTI-SECTOR INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	$202	$201,262
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)	72	71,212
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)	188	188,013

		25,424,507

Credit Cards - Fixed Rate – 3.8%
American Express Credit Account Master Trust Series 2014-4, Class A 1.43%, 6/15/20	2,500	2,511,769
Barclays Dryrock Issuance Trust Series 2015-4, Class A 1.72%, 8/16/21	1,100	1,105,163
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21	2,500	2,517,114
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20	2,500	2,506,561
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21	1,119	1,120,537
Series 2016-1, Class A 2.04%, 3/15/22	1,984	1,998,035

		11,759,179

Autos - Floating Rate – 0.8%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.933% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)	142	142,000
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.003% (LIBOR 1 Month + 0.57%), 1/15/22(b)	1,038	1,028,905
GE Dealer Floorplan Master Note Trust Series 2015-1, Class A 0.939% (LIBOR 1 Month + 0.50%), 1/20/20(b)	1,041	1,038,386
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.987% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)	46	45,853
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.189% (LIBOR 1 Month + 0.75%), 10/25/19(a)(b)	169	168,450

20	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.939% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)	$169	$169,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.789% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)	50	49,325

		2,641,919

Credit Cards - Floating Rate – 0.6%
American Express Issuance Trust II Series 2013-1, Class A 0.713% (LIBOR 1 Month + 0.28%), 2/15/19(b)	1,200	1,200,136
Cabela’s Credit Card Master Note Trust Series 2011-2A, Class A2 1.033% (LIBOR 1 Month + 0.60%), 6/17/19(a)(b)	250	250,063
Series 2014-1, Class A 0.783% (LIBOR 1 Month + 0.35%), 3/16/20(b)	235	234,642
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.913% (LIBOR 1 Month + 0.48%), 2/15/22(b)	93	92,736

		1,777,577

Other ABS - Fixed Rate – 0.4%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)	46	45,896
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)	445	445,508
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18	14	14,201
Series 2015-A, Class A4 1.85%, 4/15/21	553	555,040
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)	59	58,949
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)	1	516

		1,120,110

Total Asset-Backed Securities (cost $42,697,292)		42,723,292

AB TAXABLE MULTI-SECTOR INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.3%
Risk Share Floating Rate – 3.9%
Bellemeade Re Ltd. Series 2016-1A, Class M2A 4.937% (LIBOR 1 Month + 4.50%), 4/25/26(b)	$222	$221,689
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA1, Class M1 2.189% (LIBOR 1 Month + 1.75%), 9/25/28(b)	1,292	1,292,903
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C01, Class M1 2.039% (LIBOR 1 Month + 1.60%), 1/25/24(b)	1,656	1,656,412
Series 2014-C02, Class 1M1 1.389% (LIBOR 1 Month + 0.95%), 5/25/24(b)	1,913	1,901,516
Series 2014-C02, Class 2M1 1.389% (LIBOR 1 Month + 0.95%), 5/25/24(b)	2,353	2,334,622
Series 2015-C03, Class 1M1 1.939% (LIBOR 1 Month + 1.50%), 7/25/25(b)	783	782,755
Series 2016-C02, Class 1M1 2.585% (LIBOR 1 Month + 2.15%), 9/25/28(b)	1,720	1,736,184
Series 2016-C03, Class 1M1 2.439% (LIBOR 1 Month + 2.00%), 10/25/28(b)	706	709,498
Series 2016-C03, Class 2M1 2.639% (LIBOR 1 Month + 2.20%), 10/25/28(b)	1,504	1,507,555

		12,143,134

Agency Fixed Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs
Series 4029, Class LD 1.75%, 1/15/27	653	654,635
Series 4459, Class CA 5.00%, 12/15/34	429	453,264

		1,107,899

Total Collateralized Mortgage Obligations (cost $13,220,696)		13,251,033

22	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.9%
Non-Agency Fixed Rate CMBS – 2.0%
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A2 2.962%, 11/10/46	$435	$447,831
Series 2015-GC29, Class A2 2.674%, 4/10/48	1,000	1,026,646
Commercial Mortgage Trust
Series 2013-CR6, Class A1 0.719%, 3/10/46	199	198,120
Series 2014-LC15, Class A2 2.84%, 4/10/47	440	452,843
GS Mortgage Securities Trust
Series 2007-GG10, Class A4 5.987%, 8/10/45	71	72,752
Series 2013-G1, Class A1 2.059%, 4/10/31(a)	719	707,173
Series 2014-GC20, Class A2 3.002%, 4/10/47	1,000	1,031,101
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class A1A 5.439%, 1/15/49	120	122,769
Series 2013-C13, Class A2 2.665%, 1/15/46	440	449,332
Series 2013-C16, Class A2 3.07%, 12/15/46	328	337,646
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM 5.782%, 8/12/43	1,000	1,003,981
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45	29	28,966
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	430	444,453

		6,323,613

Non-Agency Floating Rate CMBS – 0.9%
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-INN, Class A 1.353% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)	1,000	988,081
Series 2015-SGP, Class A 2.133% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)	400	397,073

AB TAXABLE MULTI-SECTOR INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.483% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)	$305	$299,826
Starwood Retail Property Trust Series 2014-STAR, Class A 1.653% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	1,000	987,565

		2,672,545

Total Commercial Mortgage-Backed Securities (cost $9,068,458)		8,996,158

CORPORATES – NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Basic – 0.1%
Freeport-McMoRan, Inc. 3.10%, 3/15/20 (cost $201,429)	230	207,000

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(c)(d) (cost $3,416,424)	3,416,424	3,416,424

Total Investments – 98.9% (cost $303,023,309)		303,996,064
Other assets less liabilities – 1.1%		3,237,246

Net Assets – 100.0%		$307,233,310

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	0.82%	$10,000	$90,667	$153,148
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.82	7,500	68,001	101,429
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.82	5,000	45,334	81,614
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.82	4,000	36,267	44,099
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.82	2,400	21,760	26,628
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.82	1,300	11,787	4,898

24	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	0.82%	$650	$5,893	$621
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.82	1,700	15,413	1,614

				$295,122	$414,051

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$7,300	7/23/17	3 Month LIBOR	0.943%	$29,811
Citigroup Global Markets, Inc./(CME Group)	6,300	2/26/18	3 Month LIBOR	0.801%	(8,976)
Citigroup Global Markets, Inc./(CME Group)	3,000	7/23/20	1.800%	3 Month LIBOR	(93,319)
Citigroup Global Markets, Inc./(CME Group)	1,850	2/26/21	1.141%	3 Month LIBOR	6,411

					$(66,073)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $20,001,449 or 6.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $299,606,885)	$300,579,640
Affiliated issuers (cost $3,416,424)	3,416,424
Cash collateral due from broker	748,359
Receivable for shares of beneficial interest sold	4,854,241
Interest and dividends receivable	904,739
Receivable for investment securities sold	11,015

Total assets	310,514,418

Liabilities
Payable for investment securities purchased	2,871,689
Dividends payable	349,128
Payable for shares of beneficial interest redeemed	46,689
Payable for variation margin on exchange-traded derivatives	13,602

Total liabilities	3,281,108

Net Assets	$307,233,310

Composition of Net Assets
Shares of beneficial interest, at par	$310
Additional paid-in capital	307,235,500
Distributions in excess of net investment income	(191,950)
Accumulated net realized loss on investment transactions	(1,131,283)
Net unrealized appreciation on investments	1,320,733

$307,233,310

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 30,997,134 common shares outstanding)	$9.91

See notes to financial statements.

26	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Investment Income
Interest	$1,618,187
Dividends—Affiliated issuers	6,037

Total investment income		$1,624,224

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(148,775)
Swaps		85,729
Net change in unrealized appreciation/depreciation of:
Investments		754,784
Swaps		291,058

Net gain on investment transactions		982,796

Net Increase in Net Assets from Operations		$2,607,020

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,624,224	$1,241,717
Net realized gain (loss) on investment transactions	(63,046)	86,159
Net change in unrealized appreciation/depreciation of investments	1,045,842	153,536

Net increase in net assets from operations	2,607,020	1,481,412
Dividends to Shareholders from
Net investment income	(1,951,877)	(1,603,900)
Transactions in Shares of Beneficial Interest
Net increase	188,990,290	12,552,557

Total increase	189,645,433	12,430,069
Net Assets
Beginning of period	117,587,877	105,157,808

End of period (including distributions in excess of net investment income of (191,950) and ($2,399), respectively)	$307,233,310	$117,587,877

See notes to financial statements.

28	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares (the “Portfolio”). Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to

AB TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

30	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

AB TAXABLE MULTI-SECTOR INCOME SHARES •	31

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$127,869,642		$	– 0	–	$127,869,642
Corporates – Investment Grade		– 0	–	107,532,515			– 0	–	107,532,515
Asset-Backed Securities		– 0	–	42,723,292			– 0	–	42,723,292
Collateralized Mortgage Obligations		– 0	–	13,251,033			– 0	–	13,251,033
Commercial Mortgage-Backed Securities		– 0	–	7,919,425			1,076,733		8,996,158
Corporates – Non-Investment Grade		– 0	–	207,000			– 0	–	207,000
Short-Term Investments		3,416,424		– 0	–		– 0	–	3,416,424

Total Investments in Securities		3,416,424		299,502,907			1,076,733		303,996,064
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	414,051			– 0	–	414,051	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	36,222			– 0	–	36,222	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(102,295)			– 0	–	(102,295	)(b)

Total(c)		$3,416,424		$299,850,885			$1,076,733		$304,344,042

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

32	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Asset-Backed Securities	Commercial Mortgage-Backed Securities	Total
Balance as of 4/30/15	$1,554,193	$	– 0	–	$1,554,193
Accrued discounts/(premiums)	– 0	–	(1,301)	(1,301)
Realized gain (loss)	– 0	–	(2,884)	(2,884)
Change in unrealized appreciation/depreciation	– 0	–	(35,753)	(35,753)
Purchases/Payups	– 0	–	1,711,445	1,711,445
Sales/Paydowns	– 0	–	(594,774)	(594,774)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,554,193)	– 0	–	(1,554,193)

Balance as of 4/30/16	$	– 0	–	$1,076,733	$1,076,733	(a)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$	– 0	–	$(35,753)	$(35,753)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	33

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of

34	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2016 is as follows:

Market Value April 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$438	$159,548	$156,570	$3,416	$6

Brokerage commissions paid on investment transactions for the year ended April 30, 2016 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2016, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$139,932,376	$67,913,013
U.S. government securities	171,936,953	61,002,903

AB TAXABLE MULTI-SECTOR INCOME SHARES •	35

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$303,033,345

Gross unrealized appreciation	$1,128,863
Gross unrealized depreciation	(166,144)

Net unrealized appreciation	$962,719

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/

36	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	37

Notes to Financial Statements

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended April 30, 2016, the Portfolio held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

38	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2016, the Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	39

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$36,222	*	Receivable/Payable for variation margin on exchange-traded derivatives	$102,295	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	414,051	*

Total		$450,273			$102,295

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

40	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(9,831)	$(68,749)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	95,560	359,807

Total		$85,729	$291,058

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended April 30, 2016:

Inflation Swaps:
Average notional amount	$2,616,667	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,745,000	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$13,845,455	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for ten months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$13,602	$	– 0	–	$(13,602)	$	– 0	–	$	– 0	–

Total	$13,602	$	– 0	–	$(13,602)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	41

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015

Class A
Shares sold	32,935,056	11,850,429	$325,171,658	$118,033,526

Shares redeemed	(13,733,956)	(10,606,563)	(136,181,368)	(105,480,969)

Net increase	19,201,100	1,243,866	$188,990,290	$12,552,557

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

42	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage- related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s

AB TAXABLE MULTI-SECTOR INCOME SHARES •	43

Notes to Financial Statements

investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,951,877	$1,603,900

Total taxable distributions paid	$1,951,877	$1,603,900

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$574,920
Accumulated capital and other losses	(1,121,247	)(a)
Unrealized appreciation/(depreciation)	892,955	(b)

Total accumulated earnings/(deficit)	$346,628	(c)

(a)	As of April 30, 2016, the Portfolio had a net capital loss carryforward of $1,121,247.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Portfolio had a net short-term capital loss carryforward of $1,006,257 and a net long-term capital loss carryforward of $114,990 which may be carried forward for an indefinite period.

44	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and paydown gain/loss reclassifications resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 9.97		$ 9.97		$ 9.97		$ 10.17	$ 10.09

Income From Investment Operations
Net investment income(a)	.14		.09		.10		.10	.32
Net realized and unrealized gain (loss) on investment transactions	(.02	)†	.03		.02	†	.15 †	.08

Net increase in net asset value from operations	.12		.12		.12		.25	.40

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.12)		(.12)		(.14)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	– 0	–

Total dividends and distributions	(.18)		(.12)		(.12)		(.45)	(.32)

Net asset value, end of period	$ 9.91		$ 9.97		$ 9.97		$ 9.97	$ 10.17

Total Return
Total investment return based on net asset value(b)	1.26%		1.16%		1.22%		2.47%	4.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$307,233		$117,588		$105,158		$67,791	$10,174
Ratio to average net assets of:
Net investment income	1.44%		.89%		1.04%		1.05%	3.17%
Portfolio turnover rate	109%		109%		150%		66%	156%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

46	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Taxable Multi-Sector Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Taxable Multi-Sector Income Shares (the “Portfolio”), one of the series constituting AB Corporate Shares, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Taxable Multi-Sector Income Shares, one of the series constituting AB Corporate Shares, at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2016

AB TAXABLE MULTI-SECTOR INCOME SHARES •	47

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2016.

For foreign shareholders, 72.38% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

48	• AB TAXABLE MULTI-SECTOR INCOME SHARES

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	49

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

50	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, ## 74 (2004)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

AB TAXABLE MULTI-SECTOR INCOME SHARES •	51

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
William H. Foulk, Jr., ## 83 (2004)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

52	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB TAXABLE MULTI-SECTOR INCOME SHARES •	53

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

54	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	55

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Scott A. DiMaggio 44	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2011.

Shawn E. Keegan 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Greg J. Wilensky 49	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

56	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	57

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

58	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of the Portfolio as compared with that of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays U.S. Aggregate ex-Government Bond Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2015, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 4th quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Universe for the 3-year period. The Portfolio lagged the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. At the trustees’ request, the Adviser provided information showing the weighting of the Portfolio in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of

AB TAXABLE MULTI-SECTOR INCOME SHARES •	59

the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those in the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

60	• AB TAXABLE MULTI-SECTOR INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Corporate Shares (the “Trust”) with respect to AB Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

AB TAXABLE MULTI-SECTOR INCOME SHARES •	61

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	9/30/15 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$61.2

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Taxable Multi-Sector Income Shares.

62	• AB TAXABLE MULTI-SECTOR INCOME SHARES

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2015 net assets.6

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	63

Portfolio	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$61.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.347%	0.000%

The Adviser manages AB Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below are the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	AB Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below are SCB II’s advisory fee schedule and what would have been the effective fee of the Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2015 net assets:8

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	0.50% on 1st $1 billion 0.45% on the balance	0.500%

7	The advisory fee schedule of AB Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AB funds in each category having the same advisory fee schedule.

8	Although a part of the AB Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

9	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee.

64	• AB TAXABLE MULTI-SECTOR INCOME SHARES

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below are Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio[10]	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Portfolio.11 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Taxable Multi-Sector Income Shares	AB Multi-Sector Bond Open (Hedged/Unhedged)	0.40%

10	Sanford C. Bernstein Fund – Intermediate Duration Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fees by at least five basis points.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	65

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[12]	0.29% on first $100 million 0.20% thereafter	0.290%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.13,14 Each peer selected by Broadridge had a similar fee arrangement

12	The sub-advisory relationship is with an affiliate of the Adviser.

13	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

66	• AB TAXABLE MULTI-SECTOR INCOME SHARES

as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.15,16

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2014, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

15	Only zero fee no-load funds that participate in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG peers includes two BBB-rated Corporate Debt (“BBB”) funds, three Multi-Sector Income (“MSI”) fund, one Short-Intermediate Investment Grade Debt (“SII”) fund, four General Bond (“GB”) funds, two Core Bond (“IID”) funds, one General & Insured Municipal Debt (“GM”) fund, one Inflation-Protected Bond (“IUT”) fund, two Global Income (“GLI”) funds and one Intermediate Municipal Debt (“IMD”) fund. The Fund is classified by Lipper as IID.

16	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	67

ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

68	• AB TAXABLE MULTI-SECTOR INCOME SHARES

previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Broadridge, shows the 1 and 3 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)20 for the period ended July 31, 2015:21

Taxable Multi-Sector Income Shares	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	0.96	1.72	54/85
3 Year	0.93	4.29	46/47

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

21	The performance returns of the Portfolio were provided Broadridge.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	69

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector Income Shares	0.96	0.93	2.50	0.83	1.04	3
Barclays U.S. Aggregate ex Govt. Index	2.54	2.09	3.66	2.98	0.69	3
Inception Date: September 51, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

70	• AB TAXABLE MULTI-SECTOR INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	71

AB Family of Funds

NOTES

72	• AB TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

AB TAXABLE MULTI-SECTOR INCOME SHARES •	73

NOTES

74	• AB TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

AB TAXABLE MULTI-SECTOR INCOME SHARES •	75

NOTES

76	• AB TAXABLE MULTI-SECTOR INCOME SHARES

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0151-0416

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2015	$30,678	$—	$13,130
	2016	$31,607	$—	$17,900

AB Taxable Multi-Sector Income Shares	2015	$33,981	$—	$14,527
	2016	$35,011	$—	$18,386

AB Municipal Income Shares	2015	$42,761	$—	$14,104
	2016	$44,057	$—	$17,789

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2015	$421,005	$13,130
			$—
			$(13,130)
	2016	$491,995	$17,900
			$—
			$(17,900)

AB Taxable Multi-Sector Income Shares	2015	$422,402	$14,527
			$—
			$(14,527)
	2016	$492,481	$18,386
			$—
			$(18,386)

AB Municipal Income Shares	2015	$421,979	$14,104
			$—
			$(14,104)
	2016	$478,684	$17,789
			$—
			$(17,789)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2016